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PROSPECTUS
PRIVACY NOTICE & APPLICATION

JULIUS BAER INVESTMENT FUNDS

Julius Baer International Equity Fund

Julius Baer Total Return Bond Fund

Julius Baer Global High Yield Bond Fund

February 29, 2004

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved any Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                      NOTICE OF PRIVACY POLICY & PRACTICES

Julius Baer Investment Funds (the "Funds") recognizes and respects your right to privacy.(1) We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Funds.

COLLECTION OF CUSTOMER INFORMATION We collect nonpublic personal information about our customers from the following sources:

     o ACCOUNT APPLICATIONS AND OTHER FORMS, AND CORRESPONDENCE (written, telephonic or electronic) with the Funds or service providers to the Funds. Information gathered from these sources may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

     o ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts.

DISCLOSURE OF CUSTOMER INFORMATION We may disclose all of the information described above to certain third parties who are not affiliated with the Funds under one or more of these circumstances:

     o AS AUTHORIZED - if you request or authorized the disclosure of the information.

     o AS PERMITTED BY LAW - for example, sharing information with companies who maintain or service customers accounts for the Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts; and

     o UNDER JOINT AGREEMENTS - we may also share the information described above with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

SECURITY OF CUSTOMER INFORMATION We require service providers to the Funds:

     o To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

     o To maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Funds.

When information about the Funds' customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law. Access to information about our customers is limited to those employees who need to know that information to service your account or to carry out the purpose for which the information is disclosed.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

----------------
(1) For purposes of this notice, the terms "customer" or "customers" includes shareholders of the Funds and individuals who provide nonpublic personal information to the Funds, but do not invest in the Funds' shares

                                       CONTENTS
                                         THE FUNDS                         PAGE
                                                                           ----
WHAT EVERY INVESTOR                      JULIUS BAER INVESTMENT FUNDS
SHOULD KNOW ABOUT                        RISK/RETURN SUMMARIES               2
THE FUNDS                                Introduction                        2
                                         International Equity Fund           3
                                           Goal                              3
                                           Strategies                        3
                                           Key Risks                         3
                                           Performance                       5
                                           Fees and Expenses                 7
                                         Total Return Bond Fund              9
                                           Goal                              9
                                           Strategies                        9
                                           Key Risks                        10
                                           Performance                      11
                                           Fees and Expenses                13
                                         Global High Yield Bond Fund        15
                                           Goal                             15
                                           Strategies                       15
                                           Key Risks                        15
                                           Performance                      17
                                           Fees and Expenses                19
                                         INVESTMENT STRATEGIES AND RISKS    21
                                         International Equity Fund          21
                                         Total Return Bond Fund             23
                                         Global High Yield Bond Fund        25
                                         General                            26
                                         THE FUNDS' MANAGEMENT              28
INFORMATION FOR                        YOUR INVESTMENT
MANAGING YOUR                            INVESTING IN THE FUNDS             31
FUND ACCOUNT                             Opening an Account                 31
                                         Pricing of Fund Shares             31
                                         Purchasing Your Shares             32
                                         Selling Your Shares                36
                                         Distribution and Shareholder
                                           Servicing Plan--Class A Shares   39
                                         DISTRIBUTIONS AND TAXES            40
                                         Distributions                      40
                                         Tax Information                    40
                                         FINANCIAL HIGHLIGHTS               41
WHERE TO FIND MORE INFORMATION         FOR MORE INFORMATION
ABOUT JULIUS BAER INVESTMENT FUNDS       BACK COVER

                          JULIUS BAER INVESTMENT FUNDS

                              RISK/RETURN SUMMARIES

INTRODUCTION

Julius Baer Investment Funds (the "Trust") currently offers three funds: Julius Baer International Equity Fund ("International Equity Fund"), Julius Baer Total Return Bond Fund (formerly, Julius Baer Global Income Fund) ("Total Return Bond Fund") and Julius Baer Global High Yield Bond Fund ("High Yield Bond Fund") (each a "Fund" and together, the "Funds"). Each Fund has a different investment goal and risk level. Each Fund currently offers two separate classes of shares:
Class A shares and Class I shares. Julius Baer Investment Management Inc. (the "Adviser") is the investment adviser to the Funds.

INVESTMENTS, RISKS, PERFORMANCE AND FEES

The following information is only a summary of important information that you should know about each Fund. More detailed information is included elsewhere in this Prospectus and in the Statement of Additional Information (the "SAI"), which should be read in addition to this summary.

As with any mutual fund, there is no guarantee that any Fund will achieve its goal. Each Fund's share price will fluctuate and you may lose money on your investment.

--------------------------------------------------------------------------------
  AN INVESTMENT IN ANY FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
--------------------------------------------------------------------------------

                               INTERNATIONAL EQUITY FUND

INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.

In selecting investments for the Fund, the portfolio managers focus on securities located in at least five different countries, although the Fund may at times invest all of its assets in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. It presently does not anticipate investing more than 25% of its total assets in such securities.

Ordinarily, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in international equity securities. The Fund may also invest in debt securities of U.S. or foreign issuers, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as junk bonds. The Fund may use futures and swaps, which are types of derivatives, to increase total return.

THE KEY RISKS

You could lose money on your investment in the Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.

     These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.

o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

o Interest Rate Risk: the possibility that the Fund's investments in fixed-income securities will lose value because of increases in interest rates.

o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return.

     o BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is particularly significant for debt securities that are rated below investment grade. These debt securities are predominately speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities have less liquidity and higher incidence of default than higher grade securities.

o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.

o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS--RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the International Equity Fund by showing changes in the performance of the Fund's Class A shares from year to year for the last ten calendar years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

The following represents a bar chart in the printed report.

                      INTERNATIONAL EQUITY FUND -- CLASS A

                                  TOTAL RETURN

(33.58%) (0.19)%   17.66%   15.33%   27.07%   76.58%   (8.02)%   (18.93)%   (3.59%)   35.92%
--------------------------------------------------------------------------------------------
 1994     1995      1996     1997     1998     1999     2000       2001      2002      2003

                                 CALENDAR YEAR

DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 50.61% (FOR THE QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST QUARTERLY RETURN WAS (22.49)% (FOR THE QUARTER ENDED MARCH 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below shows the Fund's average annual returns and the change in the value of the Morgan Stanley Capital InternationalSM Europe Australia and Far East Index (MSCI(R) EAFE(R) Index) over various periods ended December 31, 2003. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2003. For the Class I shares, the periods shown are the one-year and since inception periods ended December 31, 2003. The MSCI EAFE Index is an unmanaged index that measures stock performance in Europe, Australia and the Far East. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------------
                                                           ONE YEAR+       FIVE YEARS+             TEN YEARS
                                                                                              (OR SINCE INCEPTION)+
-------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND - CLASS A
-------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                         35.92%            11.53%               7.03%
-------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                         35.60%            10.79%               9.16%
-------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
    Fund Shares                                               23.61%             9.63%               8.30%
-------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND - CLASS I
-------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                         36.46%           N/A                   5.62%*
-------------------------------------------------------------------------------------------------------------------
  MSCI EAFE Index                                             38.59%            (0.05)%              4.47%
    Since inception of Class I                                                                      (2.90)%
-------------------------------------------------------------------------------------------------------------------

+ The Fund's average annual total return figures for the one year, five year and ten year/since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

*    Inception date for Class I shares is November 17, 1999.

THE FUND'S FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

---------------------------------------------------------------------------------------------------------
                    SHAREHOLDER FEES
        (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS A SHARES              CLASS I SHARES
---------------------------------------------------------------------------------------------------------
Redemption Fee(1)
(as a percentage of amount redeemed, if applicable)              2.00%                        2.00%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES--(EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)                          CLASS A SHARES               CLASS I SHARES
---------------------------------------------------------------------------------------------------------
Management Fees                                                  0.90%                        0.90%
---------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                         0.25%                        None
---------------------------------------------------------------------------------------------------------
Other Expenses(2)                                                0.22%                        0.18%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                          1.37%                        1.08%
---------------------------------------------------------------------------------------------------------

----------------------
(1) If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee. Your bank may also charge you a fee for receiving wires.
(2) Shows the Other Expenses as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2003 taking into consideration the expense offset arrangements were 0.16% and 0.12% for the Class A shares and Class I shares, respectively, and actual Total Annual Fund Operating Expenses were 1.31% and 1.02% for the Class A shares and Class I shares, respectively.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                    CLASS A SHARES               CLASS I SHARES
--------------------------------------------------------------------------------
    1 Year                              $  139                      $  110
--------------------------------------------------------------------------------
   3 Years                              $  434                      $  343
--------------------------------------------------------------------------------
   5 Years                              $  750                      $  595
--------------------------------------------------------------------------------
  10 Years                              $1,646                      $1,317
--------------------------------------------------------------------------------

                             TOTAL RETURN BOND FUND
                   (FORMERLY, JULIUS BAER GLOBAL INCOME FUND)

INVESTMENT GOAL

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing in a non-diversified portfolio of fixed-income securities of issuers located throughout the world, including the U.S. Ordinarily, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in high quality fixed-income investments consisting of bonds, debentures, notes and mortgage-backed securities. The securities in which the Fund invests may be issued by governments, supranational entities or corporations.

The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that will, in the Adviser's opinion, benefit from anticipated changes in economic and market conditions. The Adviser chooses individual investments based on many factors such as yield, duration, maturity, classification and quality. The Adviser also considers the local economy and political environment, expected movements in interest rates, the strength and relative value of a particular currency, and the supply of a type of security relative to expected demand.

The Adviser expects the Fund to have a duration of approximately four years, but the duration may vary based on the Adviser's interest rate expectations. Duration measures the average life, in years, of a bond or fixed income portfolio's sensitivity to changes in interest rates.

The Fund will normally invest in the securities of issuers located in at least three different countries. The Fund will invest less than 40% of its total assets in any one country other than the U.S.

The Fund will invest less than 25% of its total assets in securities issued by:

o any one foreign government, its agencies, instrumentalities, or political subdivisions; and

o    supranational entities as a group.

THE KEY RISKS

You could lose money on your investment in the Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

o Diversification Risk: the possibility that, as a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified fund and, as a result, may be subject to greater risk with respect to its portfolio securities.

o Interest Rate Risk: the possibility that the Fund's investments in fixed-income securities will lose value because of increases in interest rates.

o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.

o Prepayment Risk: the possibility that the principal amount of the mortgages underlying the Fund's investments in mortgage-related securities may be repaid prior to the mortgage's maturity date. Such repayments are common when interest rates decline and may cause the Fund's income to decline.

o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS--RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the Total Return Bond Fund. It shows changes in the performance of the Fund's Class A shares from year to year for the last ten calendar years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

The following represents a bar chart in the printed report.

                       TOTAL RETURN BOND FUND -- CLASS A

                                  TOTAL RETURN

(6.61)%  19.15%     5.73%    2.83%    9.60%   (3.41)%   6.12%      5.94%    14.13%     9.72%
--------------------------------------------------------------------------------------------
 1994     1995      1996     1997     1998     1999     2000       2001      2002      2003

                                      CALENDAR YEAR


DURING THE PERIODS SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 6.98% (FOR THE QUARTER ENDED MARCH 31, 1995) AND THE LOWEST QUARTERLY RETURN WAS (3.63)% (FOR THE QUARTER ENDED JUNE 30, 1994).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below shows the Fund's average annual returns and the change in the value of a benchmark index composed of 80% Merrill Lynch 1-10 Year U.S. Government/Corporate Index and 20% J.P. Morgan Global Government Bond (non-U.S.) Index over various time periods ended December 31, 2003. The JP Morgan Global Government Bond (non-U.S.) Index is an unmanaged index representative of the total return performance in US dollars on a hedged basis of major world bond markets excluding the United States. The U.S. Government Master Index tracks the performance of US dollar-denominated investment grade government and corporate public debt issues in the US domestic bond market, excluding collateralized products such as mortgage pass through and asset backed securities. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2003. For the Class I shares, the periods shown are the one-year and since inception periods ended December 31, 2003. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

----------------------------------------------------------------------------------------------
                                                                                  TEN YEARS
                                                           ONE         FIVE       (OR SINCE
                                                          YEAR+      YEARS+       INCEPTION)+
----------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND - CLASS A
----------------------------------------------------------------------------------------------
Return Before Taxes                                        9.72%       6.34%         6.07%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions                        8.00%       4.93%         4.20%

Return After Taxes on Distributions and Sale of

Fund Shares                                                6.51%       4.57%         4.02%
----------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND - CLASS I
----------------------------------------------------------------------------------------------
Return Before Taxes                                        9.96%        N/A          8.49%*
----------------------------------------------------------------------------------------------
Merrill Lynch 1-10 Year U.S.
Government/Corporate Index                                 4.22%       6.62%         6.64%
  Since inception of Class I shares                                                  7.88%
----------------------------------------------------------------------------------------------
J.P. Morgan
Global Government Bond (non-U.S.) Index                   18.63%       5.02%         6.88%
  Since inception of Class I shares                                                  7.40%
----------------------------------------------------------------------------------------------
80% Merrill Lynch 1-10 Year U.S.
Government/Corporate Index/20% J.P. Morgan
Global Government Bond (non-U.S.) Index                    7.10%       6.51%         7.33%
  Since inception of Class I shares                                                  7.76%
----------------------------------------------------------------------------------------------

+ The Fund's average annual total return for the one year, five year, ten year and since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.
*    Inception date for Class I shares is November 17, 1999.

THE FUND'S FEES AND EXPENSES

-------------------------------------------------------------------------------------------------------
                    SHAREHOLDER FEES
        (FEES PAID DIRECTLY FROM YOUR INVESTMENT)           CLASS A SHARES               CLASS I SHARES
-------------------------------------------------------------------------------------------------------
Redemption Fee(1)
(as a percentage of amount redeemed, if applicable)              2.00%                        2.00%
-------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES

THAT ARE DEDUCTED FROM FUND ASSETS)                         CLASS A SHARES               CLASS I SHARES
-------------------------------------------------------------------------------------------------------

Management Fees                                                  0.65%                        0.65%
-------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                         0.25%                        None
-------------------------------------------------------------------------------------------------------
Other Expenses(2)                                                0.26%                        0.25%
-------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                          1.16%                        0.90%
-------------------------------------------------------------------------------------------------------

(1) If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee. Your bank may also charge you a fee for receiving wires.

(2) Shows the Other Expenses as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2003, taking into consideration the expense offset arrangements were 0.26% and 0.24% for the Class A shares and Class I shares, respectively, and Total Annual Fund Operating Expenses were 1.16% and 0.89% for the Class A shares and Class I shares, respectively.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Total Return Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                 CLASS A SHARES                 CLASS I SHARES
--------------------------------------------------------------------------------
           1 Year                    $  118                          $   92
--------------------------------------------------------------------------------
          3 Years                    $  368                          $  287
--------------------------------------------------------------------------------
          5 Years                    $  638                          $  498
--------------------------------------------------------------------------------
         10 Years                    $1,409                          $1,108
--------------------------------------------------------------------------------

                           GLOBAL HIGH YIELD BOND FUND

INVESTMENT GOAL

The Global High Yield Bond Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by normally investing at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of below investment grade, fixed income securities (commonly known as "junk bonds") of issues located throughout the world. These investments may include securities issued by domestic corporations and by corporations, banks, governments and supranational entities located outside the United States, including in emerging market countries. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. issuers.

The Fund invests in securities of issuers that the Adviser believes exhibit stable to improving credit terms based on an approach to credit analysis that emphasizes industry characteristics and trends, company positioning, and management strategy.

The Fund may invest in a broad range of investment grade debt securities including fixed, variable and floating rate bonds, debentures, notes, and mortgage-backed and other asset-backed securities. These securities may be issued by corporations, banks, governments and supranational entities. The Fund may use options, forward contracts and swaps, which are types of derivatives, to increase total return.

THE KEY RISKS

You could lose money on your investment in the Fund, or the Fund could return less than other investments. The main risks of investing in the Fund are listed below.

o Credit Risk: the possibility that an issuer will fail to make timely payments of interest or principal.

     o BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is particularly significant for debt securities that are rated below investment grade. These debt securities are predominately speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities have less liquidity and higher incidence of default than higher grade securities.

     o GOVERNMENT SPONSORED ENTITIES RISK: The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

o Interest Rate Risk: the possibility that the market value of the debt securities will decline because of rising interest rates.

o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities may lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.
o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of options, forward contracts and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS--RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The bar chart below indicates the risks of investing in the Global High Yield Bond Fund. It shows the Fund's performance for the one calendar year since its inception. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

The following represents a bar chart in the printed report.

                     GLOBAL HIGH YIELD BOND FUND -- CLASS A

                                     26.36%
--------------------------------------------------------------------------------
                                      2003

                                 CALENDAR YEAR

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST QUARTERLY RETURN WAS 9.73% (FOR THE QUARTER ENDED JUNE 30, 2003) AND THE LOWEST QUARTERLY RETURN WAS 2.56% (FOR THE QUARTER ENDED SEPTEMBER 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below shows the Fund's average annual returns and the change in the value of the Merrill Lynch Global High Yield Constrained Index over different periods ended December 31, 2003. The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long term debt rating (based on a composite of Moody's Investor Service, Inc. and Standard & Poor's Rating Service). The Index includes bonds denominated in U.S. dollars, Canadian Dollars, sterling euro (or euro legacy), but excludes all multi-currency denominated bonds. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Average annual returns are shown only for Class A shares. Since the Class I shares commenced operations on January 30, 2003, Class I shares do not have a full year of operations. Therefore performance results for Class I have not been shown. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------
                                                              ONE YEAR+         SINCE INCEPTION+*
--------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND - CLASS A
--------------------------------------------------------------------------------------------------
Return Before Taxes                                             26.36%                25.40%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                             23.30%                22.46%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of
Fund Shares                                                     16.95%                19.78%
--------------------------------------------------------------------------------------------------
Merrill Lynch Global High Yield Constrained Index               30.62%                30.37%
--------------------------------------------------------------------------------------------------

+ The Fund's average annual total return for the one year and since inception periods above are net of expense reimbursements and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

*    Inception date is December 17, 2002.

THE FUND'S FEES AND EXPENSES

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

-----------------------------------------------------------------------------------------------
                  SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)             CLASS A SHARES       CLASS I SHARES
-----------------------------------------------------------------------------------------------
Redemption Fee(1)
(as a percentage of amount redeemed, if applicable)              2.00%                2.00%
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)                         CLASS A SHARES       CLASS I SHARES
-----------------------------------------------------------------------------------------------
Management Fees                                                  0.75%                0.75%
-----------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                         0.25%                None
-----------------------------------------------------------------------------------------------
Other Expenses                                                   0.95%                0.66%
-----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.95%                1.41%
-----------------------------------------------------------------------------------------------
Less Expense Reimbursement(2)                                   (0.70)%              (0.41)%
-----------------------------------------------------------------------------------------------
Net Expenses                                                     1.25%                1.00%
-----------------------------------------------------------------------------------------------

(1) If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2.00% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee. Your bank may also charge you a fee for receiving wires.

(2) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.25% and 1.00% of the Class A and Class I shares, respectively (the "Expense Limit"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limit. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the period until December 31, 2004, as it will expire at that time unless renewed by the Adviser and the Fund.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------
                                    CLASS A SHARES                CLASS I SHARES
--------------------------------------------------------------------------------
          1 Year                        $  127                         $  102
--------------------------------------------------------------------------------
         3 Years                        $  544                         $  406
--------------------------------------------------------------------------------
         5 Years                        $  987                         $  732
--------------------------------------------------------------------------------
        10 Years                        $2,218                         $1,655
--------------------------------------------------------------------------------

                         INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are summarized above in the section entitled RISK/RETURN SUMMARY. A more complete description of the Fund's investments and strategies and their associated risks is provided below and in the SAI. The Fund may also invest in other securities and is subject to further restrictions and risks that are described in the SAI.

                            INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of foreign issuers of all sizes. The Fund will not normally invest in the securities of U.S. issuers. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollars terms, due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges which may decrease or offset any losses from such fluctuations.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy newly issued securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund has a bias toward large capitalization companies and will generally invest in large and well established companies. However, it may also invest in smaller, emerging growth companies.

--------------------------------------------------------------------------------
DEPOSITORY RECEIPTS:

     Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company.
-------------------------------------------------------------------------------

When the Fund invests in fixed-income securities it will limit such investments to securities of U.S. companies, the U.S. Government, foreign governments, U.S. and foreign governmental entities and supranational organizations. When the Fund invests in such fixed-income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed) and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.

The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUND--RISKS OF INVESTING IN THE FUNDS.

The Fund may lend its portfolio securities to qualified institutions on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.

         Julius Baer                                    NEW ACCOUNT AGREEMENT
                INVESTMENT FUNDS                            INSTRUCTIONS


--------------------------------------------------------------------------------
INVESTOR INFORMATION
--------------------------------------------------------------------------------

As an investor, you are responsible for selecting a form of ownership that complies with the laws of your state of residence. Consult your attorney if you need assistance.

     1. INDIVIDUAL An account that represents one adult's self-controlled investment.

     2. JOINT ACCOUNTS are owned by 2 or more adults. Since there are several options, please select a type of joint ownership on the New Account Form. If you do not, Joint Tenants with Rights of Survivorship will apply to your account.

            o JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP (JTWROS) Each tenant owns all shares equally. Upon the death of a tenant, the surviving tenant(s) takes ownership of the account.

            o TENANTS IN COMMON (TEN COM) Each tenant owns a divisible interest that may not be equal (e.g., 40% and 60%). Upon the death of owner, the survivor maintains ownership of his/her percentage and the descendant s shares pass to his/her heirs. On the New Account Form, please enter the percentage of ownership next to each tenant's name.

            o TENANTS BY THE ENTIRETY (TEN ENT) This registration applies only in certain states between spouses and each has a full interest in the account. Upon the death of one, the surviving spouse takes ownership of the account.

     3.  UNIFORM GIFT TO  MINORS ACT OR  UNIFORM TRANSFER TO MINORS ACT (UGMA OR
         UTMA) One adult serves as custodian to oversee an investment for one minor. The Custodian has authority, controlling the account for the child s benefit until the child reaches the age of majority.

            o POWER OF ATTORNEY Select this registration to include the name of the Power of Attorney in the registration and authorize the POA and investor to act on an account. The account owners and POA must complete an Indemnification Agreement for Power of Attorney registration and provide a Power of Attorney document originally certified within the last 60 days to establish the account.

            o GUARDIAN OR CONSERVATOR A court-appointed fiduciary that has care of the person or property of another. A Guardian or Conservator controls the investment; ownership remains with the person who is incapable of carrying out his/her financial affairs. Must provide Letters of Guardianship or Letters of Conservatorship originally certified within the last 60 days to establish the account.

            o EXECUTOR/ESTATE An individual appointed by Will or by the court to administer a descendants estate. Must provide Letters, Testamentary, short Certificate, or Order of Appointment originally certified within the last 60 days to establish the account.

     4. TRUST UNDER AGREEMENT OR WILL An agreement that appoints a Trustee to manage property in the best interest of another or to administer a Trust according to the terms of a Will. A complete copy of the Trust Agreement certified within the last 60 days must be provided to establish the account. A notification from the shareholder will be required when the account is redeemed.

     5. CORPORATION, PARTNERSHIP OR OTHER BUSINESS ENTITY (Must provide a Corporate Resolution or Certificate of Incumbency originally certified within the last 60 days to establish the account.) If publicly traded, you must provide CUSIP Number, Ticker Symbol, and exchange. If not publicly traded, official documentation to verify the entity's form of organization is required.

            o CORPORATION The word Inc or porated, Corporation, or the abbreviation PC is inluded in the name of the organization

            o PARTNERSHIP The word Partnership is included in the name of the organization.

            o   NON-PROFIT   Includes   charitable,    religious   and   welfare
                organizations.

            o   NON-EXEMPT Includes clubs, groups and organizations.

--------------------------------------------------------------------------------
FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------

Please mark the fund name along with the share class (if applicable). If you invest in more than one fund and send one check, be sure to enter the dollar amount you want to invest in each fund.

--------------------------------------------------------------------------------
QUESTIONS?
--------------------------------------------------------------------------------

If you have any questions regarding this application or how to invest, please call Shareholder Services at 1-800-435-4659.

*** A PHYSICAL U.S. ADDRESS AND TAXPAYER IDENTIFICATION NUMBER AS WELL AS A DATE
    OF BIRTH ARE REQUIRED FOR ALL ACCOUNTS. P.O. BOXES ARE NOT ACCEPTABLE.

NOTE: TO OPEN AN INDIVIDUAL RETIREMENT ACCOUNT, PLEASE REQUEST AN IRA NEW ACCOUNT FORM.

Julius Baer Investment Funds New Account Agreement                         - 1 -

         Julius Baer                                    NEW ACCOUNT AGREEMENT
                INVESTMENT FUNDS



IMPORTANT: In compliance with the USA PATRIOT Act, Federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account. WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone who will be signing or transacting on behalf of a legal entity that will own the account. We will return your application if any of this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs. If you have any questions regarding this application or how to invest, please call Shareholder Services at 1-800-435-4659.

--------------------------------------------------------------------------------
PART I: INVESTOR INFORMATION (* DENOTES REQUIRED INFORMATION)
--------------------------------------------------------------------------------

o To open any ONE of the following type of accounts Please check the appropriate box.

o PLEASE DO NOT USE THIS APPLICATION FOR AN IRA/ROTH/SEP-IRA ACCOUNT. A SEPARATE IRA/ROTH/SEP-IRA ACCOUNT APPLICATION IS AVAILABLE FOR THESE ACCOUNT TYPES.

----------------------------------------------------------------------------------
[ ] INDIVIDUAL OR [ ] JOINT ACCOUNT [ ] (JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ ] TENANTS IN COMMON [ ] TENANTS BY THE ENTIRETY)
--------------------------------------------------------------------------------

Owner's Name*   (First, M.I., Last)                        Date of Birth*                Social Security Number*
----------------------------------------------------       -------------------           -----------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |           | | | |-| | |-| | | | |
----------------------------------------------------       -------------------           -----------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Mailing Address (if different from above)            City                                  State     Zip Code
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Co-Owner's Name (First, M.I., Last)                        Date of Birth*                Social Security Number*
----------------------------------------------------       -------------------           -----------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |           | | | |-| | |-| | | | |
----------------------------------------------------       -------------------           -----------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Co-Owner's Name (First, M.I., Last)                        Date of Birth*                Social Security Number*
----------------------------------------------------       -------------------           -----------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |           | | | |-| | |-| | | | |
----------------------------------------------------       -------------------           -----------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

                                                                   Daytime Phone           Evening Phone
                                                                   ---------------------   ---------------------
[ ] U.S. Citizen   [ ] Resident Alien (Country)                    | | | | | | | | | | |   | | | | | | | | | | |
                                                ----------------   ---------------------   ---------------------

FOR MAILING OUTSIDE OF U.S., PROVIDE:
Country of Residence                          Province Foreign                  Routing/Postal Code
-------------------------                     -------------------------         -------------------------
| | | | | | | | | | | | |                     | | | | | | | | | | | | |         | | | | | | | | | | | | |
-------------------------                     -------------------------         -------------------------

---------------------------------------------------------------------------------
[ ] UNIFORM GIFT TO MINORS  ACT OR UNIFORM TRANSFER TO MINORS  ACT (UGMA OR UTMA)
---------------------------------------------------------------------------------

Custodian's Name*  (First, M.I., Last)                     Date of Birth*                Social Security Number*
----------------------------------------------------       -------------------           -----------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |           | | | |-| | |-| | | | |
----------------------------------------------------       -------------------           -----------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Street Address (if different from above)             City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Minor's Name* (First, M.I., Last)                          Date of Birth*                Social Security Number*
----------------------------------------------------       -------------------           -----------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |           | | | |-| | |-| | | | |
----------------------------------------------------       -------------------           -----------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

PLEASE PROVIDE:
[ ] POWER OF ATTORNEY MUST PROVIDE A DOCUMENT ORIGINALLY
    CERTIFIED WITHIN THE PAST 60 DAYS.

[ ] EXECUTOR/ESTATE MUST PROVIDE A DOCUMENT ORIGINALLY CERTIFIED WITHIN THE
    PAST 60 DAYS.

[ ] GUARDIAN MUST PROVIDE A DOCUMENT ORIGINALLY CERTIFIED WITHIN THE PAST 60
    DAYS.

[ ] CONSERVATOR MUST PROVIDE A DOCUMENT ORIGINALLY CERTIFIED WITHIN THE PAST
    60 DAYS.


Julius Baer Investment Funds New Account Agreement                         - 2 -

----------------------------------------------------------------------------
[ ] TRUST UNDER AGREEMENT OR WILL
----------------------------------------------------------------------------
[ ] REQUIRED A complete copy of the Trust Agreement dated within the past 60 days.

[ ] This application must be signed and completed for all trustees.
    If you require additional space, please include information on a separate sheet of paper.

Name of Trust*                                             Date of Trust*            Tax Identification Number*
----------------------------------------------------       -------------------       --------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |       | | | | | | | | | | | | | |
----------------------------------------------------       -------------------       --------------------------

Name of Trustee* (First, M.I., Last)                       Date of Birth*                Social Security Number*
----------------------------------------------------       -------------------           -----------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |           | | | |-| | |-| | | | |
----------------------------------------------------       -------------------           -----------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Mailing Address (if different from above)            City                                  State     Zip Code
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

CO-TRUSTEE, if any:

Name of Trustee* (First, M.I., Last)                       Date of Birth*                Social Security Number*
----------------------------------------------------       -------------------           -----------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |           | | | |-| | |-| | | | |
----------------------------------------------------       -------------------           -----------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Mailing Address (if different from above)            City                                  State     Zip Code
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

--------------------------------------------------------------------------------
[ ] CORPORATION, PARTNERSHIP,OR OTHER BUSINESS ENTITY
--------------------------------------------------------------------------------

[ ] REQUIRED A certified copy of the corporate resolution dated within the past 60 days.

[ ] This application must be signed and completed for ALL corporate officers whose signatures are required under the corporate by-laws and anyone authorized to place transactions on this account. If you require additional space, please include information on a separate sheet of paper.

TYPE OF ENTITY:

[ ] Corporation    [ ]  Non-Profit   [ ]  Partnership   [ ]  Non-Exempt   [ ] Other: (specify)
                                                                                               -----------------
If publicly traded, Exchange Number:                    CUSIP:                  Ticker Symbol:
                                    -----------------         -----------------               ------------------
Name of Corporation, Partnership or Other Entity*                                    Tax Identification Number*
----------------------------------------------------------------------               --------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |               | | | | | | | | | | | | | |
----------------------------------------------------------------------               ---------------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Mailing Address (if different from above)            City                                  State     Zip Code
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Name of Representative*   (First, M.I. Last)               Date of Birth*                Social Security Number*
----------------------------------------------------       -------------------           -----------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |           | | | |-| | |-| | | | |
----------------------------------------------------       -------------------           -----------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

Name of Representative*   (First, M.I. Last)               Date of Birth*                Social Security Number*
----------------------------------------------------       -------------------           -----------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | |           | | | |-| | |-| | | | |
----------------------------------------------------       -------------------           -----------------------

Street Address (Physical Address)*   Apartment #     City*                                 State*    Zip Code*
------------------------------------------------     ------------------------------        -----     ----------
 | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | |         | | |     | | | | | |
------------------------------------------------     ------------------------------        -----     ----------

--------------------------------------------------------------------------------
CONTACT INFORMATION (FOR UGMA, UTMA, TRUST, CORPORATE, OR OTHER BUSINESS ENTITY)
--------------------------------------------------------------------------------

Name of Contact*                                                                     Telephone Number*
----------------------------------------------------------------------               --------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |               | | | | | | | | | | | | | |
----------------------------------------------------------------------               ---------------------------

Name of Contact*                                                                     Telephone Number*
----------------------------------------------------------------------               --------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |               | | | | | | | | | | | | | |
----------------------------------------------------------------------               ---------------------------

Name of Contact*                                                                     Telephone Number*
----------------------------------------------------------------------               --------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |               | | | | | | | | | | | | | |
----------------------------------------------------------------------               ---------------------------

Julius Baer Investment Funds New Account Agreement                         - 3 -

--------------------------------------------------------------------------------
PART II: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------

THE COMPLETION OF THIS SECTION IS REQUIRED.

A. Select the fund(s) you want to invest in now. B. Next to the fund name, indicate the amount of your investment. Refer to the prospectus for purchase requirements. C. Check if you want your dividend and capital gains distributions paid in cash. Unless noted, it will AUTOMATICALLY BE REINVESTED to buy more shares. D. Indicate the TOTAL amount you are investing. Redemption proceeds of shares purchased by check are not available for 15 calendar days.


A. FUND CHOICE                                  SHARE CLASS           B. AMOUNT              C. DIVIDENDS          CAPITAL
                                              (if applicable)                                                       GAINS
                                                                                                  CASH              CASH

[ ] Julius Baer Total Return Bond Fund                              $
                                                -----------         ------------                   [ ]                [ ]
[ ] Julius Baer Global High Yield Bond Fund                         $                              [ ]                [ ]
                                                -----------         ------------
[ ] Julius Baer International Equity Fund                           $                              [ ]                [ ]
                                                -----------         ------------
[ ]                                                                 $                              [ ]                [ ]
                                                -----------         ------------
[ ]                                                                 $                              [ ]                [ ]
                                                -----------         ------------
[ ]                                                                 $                              [ ]                [ ]
                                                -----------         ------------
[ ]                                                                 $                              [ ]                [ ]
                                                -----------         ------------
[ ]                                                                 $                              [ ]                [ ]
                                                -----------         ------------
                                                                    $                              [ ]                [ ]
                                                -----------         ------------

                                                -----------         ------------
D. TOTAL                                                            $
                                                -----------         ------------

NOTE: Normally, a check is mailed to the address of record. If you want payments deposited to your bank account instead, check this box [ ] and complete the bank account information section.

NOTE: ONLY APPLICABLE FOR MULTI-CLASS FUNDS. (a) Class A shares will be purchased if no share class is indicated. (b) Refer to the prospectus for more information on minimum initial investment amount.

--------------------------------------------------------------------------------
PAYMENT METHOD
--------------------------------------------------------------------------------

You can open your account by either of these methods. Please check your choice:

[ ]  BY CHECK  Enclose a check payable to the Julius Baer Investment Funds for the total shown on Line D above.

[ ]  BY WIRE For wire instructions call Shareholder Services at 1-800-435-4659.

     (THIRD PARTY CHECKS, MONEY ORDERS, CASHIER CHECKS, CREDIT CARD CHECKS, AND CASH ARE NOT ACCEPTABLE)

--------------------------------------------------------------------------------
PART III: ON DEMAND TELEPHONE INVESTMENT/WITHDRAWAL PROGRAM
--------------------------------------------------------------------------------
(VIA AUTOMATED CLEARING HOUSE ACH)

[ ] By checking this box, I authorize the Julius Baer Investment Funds to act upon telephone instructions for investments into or withdrawals from my mutual fund account.

Telephone instructions may be provided by any registered owner or the broker/dealer of record. Telephone requests for investments or withdrawals can be made on any day the Fund(s) are open for business. Requests must be received by the close of trading of the NYSE, normally 4 p.m. (Eastern) (Redemption proceeds of shares purchased by check are not available until payments for those shares are collectible. This may take up to fifteen (15) calendar days.) COMPLETE BANK ACCOUNT INFORMATION SECTION PART VI.

--------------------------------------------------------------------------------
PART IV: TELEPHONE EXCHANGE & REDEMPTION PRIVILEGE
--------------------------------------------------------------------------------

[ ] By checking this box, I (We) hereby authorize the Julius Baer Invesment Funds to accept and act upon telephone instructions from any registered owner or the broker/dealer of record for the redemption of shares and/or the exchange of shares between one or more of the Funds in the Julius Baer Funds having identical registrations. In the case of telephone redemptions, a check will be mailed to the address and owners listed on my account. (Redemption proceeds of shares purchased by check are not available until payments for those shares are collectible. This may take up to fifteen (15) calendar days.)

Julius Baer Investment Funds New Account Agreement                         - 4 -

--------------------------------------------------------------------------------
PART V: SYSTEMATIC INVESTMENT/WITHDRAWAL PROGRAMS
--------------------------------------------------------------------------------

THE COMPLETION OF THIS SECTION IS OPTIONAL.

Systematic Investment and Systematic Withdrawal allow you to move money between your bank account and your mutual fund account via ACH (Automated Clearing House) on a scheduled basis. Please refer to your prospectus for transaction minimums and further information.

I AM INTERESTED IN SIGNING UP FOR:          [ ] SYSTEMATIC INVESTMENT PROGRAM         [ ]  SYSTEMATIC WITHDRAWAL PROGRAM

I authorize the Julius Baer Investment Funds to initiate investments into or withdrawals from my mutual fund account in each of the following months:

[ ] Annually       [ ] Semi-Annually        [ ] Quarterly           [ ] Bi-Weekly       [ ] Specific Months (specify):

[ ] January        [ ] February             [ ] March               [ ] April           [ ] May        [ ] June
[ ] July           [ ] August               [ ] September           [ ] October         [ ] November   [ ] December

Fund                                            Amount $                       Day of Month (1st, 15th, etc.)
     ------------------------------------------         ----------------------                               --------------

Redemption proceeds of fund shares purchased via ACH are not available for a period of fifteen (15) calendar days. Please provide all of your bank account information AND attach a voided check or deposit slip where requested in Part VI.

--------------------------------------------------------------------------------
PART VI: BANK ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Bank Name                                                                     ABA number (if known)
----------------------------------------------------------------------        -------------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |        | | | | | | | | | | | | | | | |
----------------------------------------------------------------------        -------------------------------

Bank Address
-------------------------------------------------------------------------------------------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
-------------------------------------------------------------------------------------------------------------

City                                                                         State       Zip Code
------------------------------------------------------------------------     -----       --------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |     | | |       | | | | | | | | | | |
------------------------------------------------------------------------     -----       --------------------

Name(s) on Bank Account                                          Bank Account Number
------------------------------------------------------------     --------------------------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |     | | | | | | | | | | | | | | | | | | | | | | |
------------------------------------------------------------     --------------------------------------------

Name(s) on Bank Account
-------------------------------------------------------------------------------------------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
-------------------------------------------------------------------------------------------------------------

Please attach one voided check or deposit ticket.   [ ]  Checking    [ ] Savings



John and Jane Doe                                                           1003
123 Any Street                                         Date
Anytown, USA 12345                                         ---------------------

                        ---------------------------------------
PAY TO THE                                                            $
ORDER OF                   Tape your voided check or preprinted -----  --------
               ----------           deposit slip here.          -----  DOLLARS

                         Please do NOT use staples to attach it.
BANK NAME               ----------------------------------------
BANK ADDRESS

MEMO
     ------------------------------    -----------------------------------------
0: 123456789:      00 123456789 00 :     1003


--------------------------------------------------------------------------------
PART VII: DUPLICATE ACCOUNT STATEMENT
--------------------------------------------------------------------------------

Yes, please send a duplicate account statement to:

Name
-------------------------------------------------------------------------------------------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
-------------------------------------------------------------------------------------------------------------
Street Address                         City                                  State       Zip Code
-----------------------------------    ---------------------------------     -----       --------------------
 | | | | | | | | | | | | | | | | | |   | | | | | | | | | | | | | | | | |     | | |       | | | | | | | | | | |
------------------------------------   ---------------------------------     -----       --------------------


Julius Baer Investment Funds New Account Agreement                         - 5 -

--------------------------------------------------------------------------------
PART  VIII:  SIGNATURE
--------------------------------------------------------------------------------

THE COMPLETION OF THIS SECTION IS REQUIRED.

By signing this form, I represent and warrant that: (a) I am of legal age in my state of residence and wish to purchase shares of the Fund as described in the current Prospectus; and (b) I have the full right, power and authority to invest in the Fund; and (c) I have received a current Prospectus of the Fund and agree to be bound by its terms; and (d) I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of fund shares.

      UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (I) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (II) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (III) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

      CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividend, you are not required to sign the Certification, but you must provide your correct TIN. (See IRS Form W-9, which is available from the Fund, for more information).

      Non-U.S. Investors must furnish a social security number or taxpayer identification number. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the Investor (alternatively, the secretary or designated officer of the organization must certify the authority of the persons signing on the space provided below). In addition, signatures of representatives or fiduciaries of corporations and other entities must be accompanied by a New Technology signature guarantee by a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company or a member of a national securities exchange.




 X                                                                      X
------------------------------------------------------------------    --------------------------------------------------------------
 Shareholder, Custodian, Trustee, or Authorized Officer    Date        Shareholder, Custodian,or Authorized Officer  Trustee,  Date





 X                                                                      X
------------------------------------------------------------------    --------------------------------------------------------------
 Shareholder, Custodian, Trustee, or Authorized Officer    Date        Shareholder, Custodian,or Authorized Officer  Trustee,  Date

--------------------------------------------------------------------------------
FOR DEALER USE ONLY
--------------------------------------------------------------------------------

Financial Institution Name                                       Representative's Full Name
------------------------------------------------------------     ------------------------------------------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |      | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
------------------------------------------------------------     ------------------------------------------------------------

Address                                                          Representative's Branch Office Telephone Number
------------------------------------------------------------     ------------------------------------------------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |      | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
------------------------------------------------------------     ------------------------------------------------------------

City                                                                         State       Zip Code
------------------------------------------------------------------------     -----       --------------------
 | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |     | | |       | | | | | | | | | | |
------------------------------------------------------------------------     -----       --------------------

Dealer Number                                  Branch Number                         Representative Number
----------------------------------------       -------------------------------       --------------------------
 | | | | | | | | | | | | | | | | | | | |       | | |-| | |-| | | | | | | | | |       | | | | | | | | | | | | | |
----------------------------------------       -------------------------------       --------------------------

 X                                                                      X
------------------------------------------------------------------    --------------------------------------------------------------
Representative's Signature                                            Supervisor's Signature

--------------------------------------------------------------------------------
 MAILING INSTRUCTIONS
--------------------------------------------------------------------------------

Please send completed form to:          REGULAR MAIL DELIVERY                        OVERNIGHT DELIVERY
                                        Julius Baer Investment Funds                 Julius Baer Investment Funds
                                        P.O. Box 6110                                431 N. Pennsylvania Street
                                        Indianapolis, IN 46206-6110                  Indianapolis, IN 46204

Julius Baer Investment Funds New Account Agreement                         - 6 -


                             TOTAL RETURN BOND FUND

THE FUND'S INVESTMENT GOAL

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a non-diversified portfolio of fixed-income securities (generally bonds, debentures and notes) of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The Adviser expects that the Fund will have a duration of approximately four years. Longer-term fixed-income securities can also have higher fluctuations in value. If the Fund holds such securities, the value of the Fund's shares may fluctuate more in value as well.

The Fund may buy fixed-income obligations consisting of bonds, debentures and notes issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank) or the European Investment Bank. The Fund may invest a significant proportion of its assets in mortgage-backed securities. The Fund may purchase debt obligations of U.S. or foreign corporations issued in a currency other than U.S. dollars. The Fund may invest in securities of issuers located in developing countries, often referred to as emerging markets.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges which may decrease or offset any losses from such fluctuations.

The Fund will invest in fixed-income securities rated at the time of purchase "Baa" or better by Moody's Investors Service, Inc. or "BBB" by Standard & Poor's Rating Service. If a security is downgraded below "Baa" or "BBB" the Adviser intends to dispose of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.
--------------------------------------------------------------------------------
NON-DIVERSIFIED:

     Non-diversified mutual funds, like the Fund, may invest a larger portion of their assets in the securities of a smaller number of issuers. Nevertheless, the Fund will buy no more than 10% of the voting securities, no more than 10% of the securities of any class and no more than 10% of the debt securities of any one issuer (other than the U.S. Government).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DURATION:

     Duration takes into account the pattern of a security's cash flow over time, including the way cash flow is affected by prepayments and interest rate changes. Duration provides a different view of the expected life of a security than its maturity, which generally measures only the time until the debt must be repaid.
--------------------------------------------------------------------------------

The Fund may invest in securities with ratings from a recognized rating agency other than Moody's Investors Service, Inc. or Standard & Poor's Rating Service if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by Moody's Investors Service, Inc. or Standard & Poor's Rating Service. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate or an interest rate. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS--RISKS OF INVESTING IN THE FUNDS.

                           GLOBAL HIGH YIELD BOND FUND

THE FUND'S INVESTMENT GOAL

The Global High Yield Bond Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in high yield, high risk bonds, which are those bonds rated at the time of purchase below the fourth credit grade (that is, below BBB by Standard & Poor's Corporation, below Baa by Moody's Investors Services, Inc., or below a comparable rating by another nationally recognized statistical rating organization) or unrated bonds determined by the Adviser to be of comparable quality. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities rated in the lowest ratings category or in default.

The Fund may buy fixed income obligations consisting of bonds, debentures and notes issued or guaranteed by U.S. corporations, the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, domestic and foreign banks, supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank) or the European Investment Bank. The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies.

The Fund's investments may also include: preferred stocks, mortgage-backed and other asset-backed securities, debt instruments convertible into common stock, Brady Bonds, when issued and forward commitment securities, structured notes, indexed notes, inflation indexed securities.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS--RISKS OF INVESTING IN THE FUNDS.

                   GENERAL STRATEGIES APPLICABLE TO THE FUNDS

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

RISKS OF INVESTING IN THE FUNDS

Please refer to the SAI for a more complete description of these and other risks of investing in the Funds. The Funds to which the risks below currently apply are shown in brackets.

STOCK MARKET RISK. A Fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments. [INTERNATIONAL EQUITY FUND]

BOND MARKET RISK. A fund that invests in debt securities is subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers. Generally fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. [ALL FUNDS]

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities. [ALL FUNDS]

     MORTGAGE-BACKED SECURITIES. A Fund that invests in mortgage-backed securities is subject to the risk that payments from the pool of loans underlying a mortgage-backed security may not be enough to meet the monthly payments of the mortgage-backed security. If this occurs the mortgage-backed security will lose value. [TOTAL RETURN BOND FUND AND GLOBAL HIGH YIELD BOND FUND]

     PREPAYMENT RISK. Prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-backed security and will affect the average life of the mortgage-backed security held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-backed securities may be less likely to increase in value during periods of falling interest rates than other debt securities. [TOTAL RETURN BOND FUND AND GLOBAL HIGH YIELD BOND FUND]

CREDIT RISK. A Fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments. [ALL FUNDS]

     GOVERNMENT SPONSORED ENTITIES. Although U.S. government securities are generally considered to be among the safest type of investments in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others such as Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBS"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law. [ALL FUNDS]

     BELOW-INVESTMENT GRADE SECURITIES. Below-investment grade securities are sometimes referred to as junk bonds and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in below-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of below-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for below-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Below-investment grade securities can also be more difficult to sell for good value. [INTERNATIONAL EQUITY FUND AND GLOBAL HIGH YIELD BOND FUND]

INCOME RISK. A Fund that invests in debt securities is subject to the risk that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds. [ALL FUNDS]

FOREIGN INVESTMENT RISK. A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers' balance of payments, overall debit level, and cash flow from tax or other revenues. [ALL FUNDS]

     DEVELOPING COUNTRY RISK. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. [ALL FUNDS]

     POLITICAL RISK. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers. [ALL FUNDS]

DERIVATIVES RISK. Derivatives are used to limit risk in a Fund or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's securities. The use of derivatives may create leveraging risk. To limit such leveraging risk, the Fund observes asset segregation requirements to cover its obligations under derivative instruments. [ALL FUNDS]

     DIVERSIFICATION RISK. The possibility that, as a non-diversified investment company, the Total Return Bond Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified fund and, as a result, may be subject to greater risk with respect to its portfolio securities. [TOTAL RETURN BOND FUND]

     SECURITIES LENDING RISK. The main risk when lending portfolio securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. [INTERNATIONAL EQUITY FUND]

                              THE FUNDS' MANAGEMENT

INVESTMENT ADVISER

Julius Baer Investment Management Inc. ("JBIMI" or "Adviser"), located at 330 Madison Avenue, New York, NY 10017, manages each Fund. The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer

Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. ("JBH") of Zurich, Switzerland. (JBH, its subsidiaries and affiliates are referred to as the Julius Baer Group.) As of December 31, 2003, JBIMI had assets under management of approximately $12.8 billion.

Under the advisory agreements for the International Equity and Total Return Bond Funds, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% and 0.65%, respectively, of the average daily net assets of the applicable Fund.

Under the advisory agreement for the Global High Yield Bond Fund, the Adviser is entitled to a fee at the annual rate of 0.75% of the average daily net assets of the Fund for providing investment advisory services. The Adviser has currently agreed to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.25% and 1.00% of the average daily net assets of the Class A shares and Class I shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to the Fees and Expenses table in the RISK/RETURN SUMMARY section of this Prospectus for more information regarding the expense limitation of the Global High Yield Bond Fund.

The Adviser or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Adviser's view will assist Fund investors in establishing and maintaining a relationship with the Fund.

The total fee paid by the International Equity, Total Return Bond and Global High Yield Bond Funds for advisory services for the fiscal year ended October 31, 2003 is shown in the table below.

--------------------------------------------------------------------------------
     Fund                          Fee (as a % of average daily assets)
--------------------------------------------------------------------------------
International Equity Fund                         0.87%*
--------------------------------------------------------------------------------
Total Return Bond Fund                            0.61%
--------------------------------------------------------------------------------
Global High Yield
  Bond Fund                                       0.49%
--------------------------------------------------------------------------------
* Prior to March 1, 2003 the International Equity Fund and Total Return Bond Fund paid advisory fees of 0.75% and 0.50%, respectively.

**   Includes the effect of expense reimbursements.

PORTFOLIO MANAGEMENT OF THE FUNDS

INTERNATIONAL EQUITY FUND
TOTAL RETURN BOND FUND

RUDOLPH-RIAD YOUNES, CFA, Senior Vice President and Head of International Equity with JBIMI since August 2000, and with the Julius Baer Group since September 1993, has been responsible for management of the International Equity Fund since April 1995.

RICHARD PELL, Chief Investment Officer and Senior Vice President with JBIMI since August 2000, and with the Julius Baer Group since January 1995, has been responsible for management of the International Equity Fund since April 1995 and has been primarily responsible for management of the Total Return Bond Fund since July 1, 1998.

DONALD QUIGLEY, CFA, Vice President and Head of Global Fixed Income with JBIMI since February 2001, has been co-managing the Total Return Bond Fund with Mr. Pell since August 10, 2001. Prior to joining JBIMI, Mr. Quigley served as a U.S. fixed income trader at Chase Asset Management (September 1993-January 2001).

GLOBAL HIGH YIELD BOND FUND

GREG HOPPER, First Vice President with JBIMI since June 2002, has been primarily responsible for managing the Global High Yield Bond Fund since its inception. Prior to joining the Julius Baer Group in June 2002, Mr. Hopper was a Senior Vice President and High Yield Bond Portfolio Manager at Zurich Scudder Investments (October 2000 - June 2002) and a High Yield Bond Portfolio Manager at Harris Investment Management (July 1999-October 2000) and at Bankers Trust (April 1993-June 1999).

                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

To invest in the Funds, you must first complete and sign an account application. A copy of the application is included with this Prospectus. You can also obtain an account application by calling 1-800-435-4659 or by writing to the Funds' transfer agent, Unified Fund Services, Inc. (Unified) at:

         Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana 46206-6110
         Attention: Julius Baer Investment Funds

Completed and signed account applications may be mailed to Unified at the above address.

You can also invest in the Funds through your broker. If your broker does not have a relationship with Unified Financial Securities, Inc., the Funds' distributor (Distributor), you may be charged a transaction fee. If the broker does not have a selling group agreement, the broker would need to enter into one before making purchases for its clients.

> INVESTOR ALERT: The Funds may choose to refuse any purchase order.

RETIREMENT PLANS. For information about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account (IRA), self-employed retirement plan (H.R.10), a Simplified Employee Pension IRA (SEP-IRA) or a profit sharing and money purchase plan, an investor should telephone Unified at 1-800-435-4659 or write to Unified at the address shown above.

> INVESTOR ALERT: You should consult your tax adviser about the establishment of retirement plans.

PRICING OF FUND SHARES

Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange (NYSE) is open. Each Fund calculates the NAV per share, generally using market prices, by dividing the total value of the Fund's net assets by the number of the shares outstanding. NAV is calculated separately for each Class. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received and accepted by the Distributor. The offering price is the NAV.

Each Fund may purchase securities that are primarily listed on foreign exchanges that, due to time zone differences and non-universal holidays, trade on weekends or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined through methods approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

* All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value;

* Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the mean of the current quoted bid and asked prices; and

* Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if a determination is made that an event that is so significant that it may materially affect the value of the Fund's securities (such as changes in U.S. stock market prices or other financial indicators) occurs after the time the value was determined, the Board of Trustees or its delegate might adjust the previous closing price to reflect what it believes to be the fair market value as of the Fund's valuation time. This may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Each Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

PURCHASING YOUR SHARES

You should read this Prospectus carefully and then determine how much you want to invest and which class of shares you should purchase. Check below to find the minimum investment amount required as well as to learn about the various ways you can purchase your shares.

SHARE CLASSES

Each Fund offers two classes of shares: Class A and Class I. The classes receive different services and pay different fees and expenses. Class A shares pay a Rule 12b-1 distribution fee. Class I shares do not pay these fees.

Class I shares are offered primarily for direct investment by institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, trusts, banks, brokers, companies and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

INVESTMENT MINIMUMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS A                                 CLASS I
                                                               ---------------------------------------------      ------------------
                   TYPE OF INVESTMENT                          INITIAL INVESTMENT      ADDITIONAL INVESTMENT      INITIAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
Regular account                                                      $ 2,500                    $ 1,000               $2,000,000*+#
------------------------------------------------------------------------------------------------------------------------------------
Individual Retirement Account (IRA)                                  $   100                    $   100               $2,000,000*+#
------------------------------------------------------------------------------------------------------------------------------------
Tax deferred retirement plan other than an IRA                       $   500                    $   500               $2,000,000*+#
------------------------------------------------------------------------------------------------------------------------------------
"Black box programs" disciplined asset
  allocation platforms                                               $25,000                    $ 1,000               $2,000,000*+#
------------------------------------------------------------------------------------------------------------------------------------

*    $250,000 for registered investment advisers purchasing through omnibus accounts.
+    There is no minimum subsequent investment for Class I shares.
# Certain related accounts may be aggregated at management's discretion for purposes of meeting the initial minimum investment.

The following investors may purchase Class I shares with no minimum initial investment requirement: Trustees and officers of the Trust, the Bank Julius Baer Employees 401(k) Savings Plan and the Bank Julius Baer Co., Ltd. Retirement Plan. The Trust and the Distributor at their discretion may waive the minimum initial investment requirements for other categories of investors.

You can invest in Fund shares in the following ways:

                                   -------------------------------------------------------------------------------------------------
                                               OPENING AN ACCOUNT                                 ADDING TO YOUR ACCCOUNT
                                   -------------------------------------------------------------------------------------------------
o THROUGH                          * You can purchase shares through a broker           * You may add to an account established
  A BROKER                         that has a relationship with the Distributor.        through any broker either by contacting your
                                                                                        broker or directly through Unified by usin
                                   If you buy shares through a broker, the              one of the methods described below.
                                   broker is responsible for forwarding your
                                   order to Unified in a timely manner. If you
                                   place an order with a broker that has a
                                   relationship with the Distributor and/or the
                                   Fund by 4:00 p.m.(Eastern time) on a day when
                                   the NYSE is open for regular trading, you
                                   will receive that day's price and be invested
                                   in the Fund on that day.

                                   * You may also be able to purchase shares
                                   through a broker that does not have a
                                   relationship with the Distributor. Orders
                                   from such a broker received by Unified by
                                   4:00 p.m. (Eastern time) on a day when the
                                   NYSE is open for regular trading will be
                                   effected that day. You may be charged a
                                   transaction fee by your broker.
                                   -------------------------------------------------------------------------------------------------
o BY CHECK                         * Please make your check (in U.S. dollars)           * Make your check (in U.S. dollars) payable
                                   payable to the Julius Baer Investment Funds          to the Julius Baer Investment Funds or the
                                   or the Fund in which you are investing. The          Fund in which you are investing. The Funds
                                   Funds do not accept third party checks.              do not accept third party checks.

                                   * Send your check with the completed account         * Write your account number, Fund name and
                                   application to:                                      name of the class in which you are investing
                                                                                        on the check.
                                   Unified Fund Services,
                                   P.O. Box 6110                                        Mail your check directly to the Fund at the
                                   Indianapolis, Indiana 46206-6110                     address shown at the left.
                                   Attention: Julius Baer Investment Funds
                                                                                        Your application will be processed subject
                                                                                        to your check clearing.

                                   -------------------------------------------------------------------------------------------------
                                                 OPENING AN ACCOUNT                              ADDING TO YOUR ACCOUNT
                                   -------------------------------------------------------------------------------------------------
o  BY WIRE                         * First, telephone Unified at (800) 435-4659         * Refer to wire instructions for opening an
                                   to notify Unified that a bank wire is being          account.
                                   sent and to receive an account number. A bank
                                   wire received by 4:00 p.m. (Eastern time) on         * If Unified receives the federal funds
                                   a day when the NYSE is open for regular              before the close of regular trading of the
                                   trading will be effected that day.                   NYSE on a day the NYSE is open for regular
                                                                                        trading, your purchase of Fund shares will
                                   * Transfer funds by wire to the following            be effected as of that day.
                                   address:
                                   Boston Safe Deposit & Trust Company
                                   ABA 011001234
                                   Total Return Bond Fund DDA No. 166987
                                   International Equity Fund DDA No. 166995
                                   Global High Yield Fund DDA No. 166987


                                   * Specify in the wire: (1) the name of the
                                   Fund, (2) the name of the class, (3) the
                                   account number which Unified assigned to you,
                                   and (4) your name.
                                   -------------------------------------------------------------------------------------------------
o  BY EXCHANGE                     * First, you should follow the procedures            * You may exchange your Fund shares for the
                                   under "By Check" or "By Wire" in order to get        appropriate class of shares of the other
                                   an account number for Fund(s) which you do           Fund described in the Prospectus at its
                                   not currently own shares of, but which you           respective NAV.
                                   desire to exchange shares into.
                                                                                        * You should review the disclosure provided
                                   * You may exchange shares of a Fund for the          in this Prospectus relating to the other
                                   appropriate class of shares of the other Fund        Fund carefully before making an exchange of
                                   at its respective NAV.                               Fund shares.

                                   * You should review the disclosure provided in this Prospectus relating to the other Fund carefully before making an exchange of your Fund shares.

                                   -------------------------------------------------------------------------------------------------
                                                 OPENING AN ACCOUNT                              ADDING TO YOUR ACCOUNT
                                   -------------------------------------------------------------------------------------------------
O  THROUGH                         * You may invest in each Fund through various        * Please refer to directions received
   RETIREMENT                      Retirement Plans. The Funds' shares are              through your employer's plan, Unified or
   PLANS                           designed for use with certain types of tax           your financial adviser.
                                   qualified retirement plans including defined
                                   benefit and defined contribution plans. Class
                                   I shares are not appropriate for IRA accounts
                                   other than IRA rollover accounts.

                                   * For further information about any of the
                                   plans, agreements, applications and annual
                                   fees, contact Unified or your financial
                                   adviser.
                                   -------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT EXCHANGES

A redemption fee of 2% of the amount redeemed will apply to shares exchanged for shares of another Fund if the shares purchased are exchanged 90 days or less after they were purchased. Due to certain economies involved, each Fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and reasonably believed not to engage in market timing activities. (See MARKET TIMING, below). Certain tax-advantaged retirement plans may also be subject the waiver. Each Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

      > a Special Tax Consideration: For federal income tax purposes, an exchange of shares between Funds is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

* AUTOMATIC INVESTMENT PLAN

You can pre-authorize monthly or quarterly investments of $100 or more in Class A shares of each Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate portion of an account application or separate forms to do this. Contact your broker or the Distributor for more information.

* PROCESSING ORGANIZATIONS

You may purchase shares of each Fund through a "Processing Organization," (for example, a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Funds have authorized certain Processing Organizations to accept purchase and sale orders on their behalf. Before investing in the Funds through a Processing Organization, you should read any materials provided by the Processing Organization in conjunction with this Prospectus.

When you purchase shares in this way, the Processing Organization may:

* charge a fee for its services;

* act as the shareholder of record of the shares;

* set different minimum initial and additional investment requirements;

* impose other charges and restrictions; and

* designate intermediaries to accept purchase and sale orders on the Fund's behalf.

The Funds consider a purchase or sales order as received when an authorized Processing Organization, or its authorized designee, accepts the order in accordance with the Processing Organization's procedures. These orders will be priced based on the Fund's NAV determined after such order is accepted.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Fund. Certain Processing Organizations may receive compensation from the Fund, the Adviser or their affiliates.

SELLING YOUR SHARES

You may sell some or all of your Fund shares on any day that the Fund calculates its NAV. If your request is accepted before the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares your sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

* REDEMPTION FEE

A redemption fee of 2% of the value of the shares sold will be imposed on Class A shares and Class I shares redeemed 90 days or less after their date of purchase. The redemption fee is intended to limit short-term trading and to compensate the Funds for expenses directly related to that type of activity. The redemption fee will be paid to the appropriate Fund. Due to certain economies involved, each Fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and reasonably believed not to engage in market timing activities. (See MARKET TIMING, below.) Certain tax-advantaged retirement plans may also be subject to the waiver. Each Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

The Funds will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares of a particular Fund held in a shareholder's account. If this holding period is 90 days or less, the redemption fee will be assessed.

If your shares were purchased through a Processing Organization or an omnibus account, your Processing Organization or registered investment adviser is required to monitor the holding period applicable to your shares and to assess any applicable redemption fee.

* MARKET TIMING

The Funds do not permit market timing. Each Fund may restrict or refuse purchase orders and exchanges by market timers identified by the Fund or its agents. Market timing is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets, in an orderly, long term manner, which in turn, may adversely impact the performance of a Fund.

     * The Funds attempt to identify investors who appear to engage in market timing and to take reasonable steps to deter such activity. Nevertheless, the Funds cannot always identify or reasonably detect market timing activity. The nature of the efforts undertaken and the resulting action by the Funds, depends, among other things, on the type of shareholder account. It is difficult for the Funds to detect market timing activity in omnibus accounts registered in the name of a financial intermediary or plan sponsor. If market timing is detected in an omnibus account, the Funds may request that the intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of market timing activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in market timing. To avoid these consequences, for retirement plans, the Funds generally will communicate with the intermediary or plan sponsor and request that the intermediary or plan sponsor take action to cause the market timing activity by that participant or participants to cease. If market timing activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of market timing involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage market timing (through the use of redemption fees, for example) cannot eliminate the possibility that market timing activity in the Funds will occur.

* WIRE TRANSFER FEE

If you sell your shares and request your money by wire transfer, the Funds reserve the right to impose a $12.00 fee.

o  BY TELEPHONE

--------------------------------------------------------------------------------
* You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the New Account Application Form. To sell your Fund shares by telephone call (800) 435-4659 between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading. You will be asked to:

     * specify the name of the Fund and Class from which the sale is to be made;

     *  indicate the number of shares or dollar amount to be sold;

     *  include your name as it exists on the Fund's records; and

     *  indicate your account number.
--------------------------------------------------------------------------------


o  BY MAIL

--------------------------------------------------------------------------------
* To sell your Fund shares by mail you must write to Unified at:

         Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana 46206-6110
         Attention: Julius Baer Investment Funds

     * specify the name of the Fund and Class from which the sale is to be made;

     *  indicate the number of shares or dollar amount to be sold;

     *  include your name as it exists on the Fund's records;

     *  indicate your account number; and

     *  sign the redemption request exactly as the shares are registered.
--------------------------------------------------------------------------------

     > INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner.

SIGNATURE GUARANTEES: Some circumstances (e.g., changing the bank account designated to receive sale proceeds) require that the request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

TELEPHONE SALES: If we receive your share sale request before 4:00 p.m. (Eastern time), on a day when the NYSE is open for regular trading, the sale of your shares will be processed that day. Otherwise it will occur on the next business day that the NYSE is open for regular trading.

Interruptions in telephone service could prevent you from selling your shares in this manner when you want to. When you have difficulty making telephone sales, you should mail (or send by overnight delivery) a written request for sale of your shares to Unified.

In order to protect your investment assets, Unified intends to only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Trust will not be liable for losses in those cases. The Trust has certain procedures to confirm that telephone instructions are genuine. If the Trust does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions.

* LOW ACCOUNT BALANCES: The Funds may sell your Class A shares if your account balance falls below $1,000 as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Funds may exchange your Class I shares for Class A shares of the same Fund if your account balance falls below the applicable minimum investment amount for Class I shares as a result of redemptions you have made. The Funds will let you know if your shares are about to be sold or exchanged and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.

         > SPECIAL CONSIDERATION: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

* RECEIVING SALE PROCEEDS: Unified will forward the proceeds of your sale to you within seven days.

FUND SHARES PURCHASED BY CHECK: If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 10 days. If you need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

         > It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.

REDEMPTIONS IN-KIND: The Funds reserve the right to redeem your shares by giving you securities from the Funds' portfolios under certain circumstances, generally in connection with very large redemptions.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS--CLASS A SHARES

Each Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act for its Class A shares. These plans allow the Funds to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of Class A shares.

Under the plan, each Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when income dividends are declared and paid for each Fund.

      FUND                               DIVIDENDS DECLARED AND PAID
--------------------------------------------------------------------------------
      International Equity Fund                    Annually
      Total Return Bond Fund                       Monthly
--------------------------------------------------------------------------------
      Global High Yield
      Bond Fund                                    Monthly
--------------------------------------------------------------------------------
Distributions of any capital gains earned by a Fund will be made at least annually.

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to or call Unified Fund Services at the address or telephone number shown on the back cover of this prospectus.

Each Fund offers four investment options:

* Reinvest dividends and capital gain distributions in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your dividends and distributions.

* Pay dividends in cash, reinvest capital gain distributions in additional shares of the Fund.

* Pay capital gain distributions in cash, reinvest dividends in additional shares of the Fund.

*    Pay dividends and capital gain distributions in cash.

TAX INFORMATION

DISTRIBUTIONS: Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you choose to reinvest such dividends in additional shares of a Fund or to receive cash.

Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

ORDINARY INCOME: Income and short-term capital gains distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS: Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

* TAX ON SALE OF SHARES: Selling your shares may cause you to incur a taxable gain or loss.

STATEMENTS AND NOTICES: You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior tax year.

* SPECIAL TAX CONSIDERATION: You should consult with your tax adviser to address your own tax situation.

                           FINANCIAL HIGHLIGHTS TABLES

The Financial Highlights Tables are intended to help you understand a Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The "Total Return" indicates how much an investment in each respective Fund would have earned or lost, assuming all dividends and distributions had been reinvested.

This information for the year ended October 31, 2003 has been derived from each Fund's Financial Statements that were audited by KPMG LLP, the Funds' independent auditors. You will find the independent auditor's report and the Julius Baer Investment Funds' financial statements in the annual report, which is available upon request.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                  CLASS A
                                                                          ------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                          ------------------------------------------------------
                                                                           2003       2002(1)      2001        2000        1999
                                                                          ------      ------      ------      ------      ------
Net Asset Value, beginning of year ..................................     $12.55      $12.10      $11.09      $11.48      $12.22
                                                                          ------      ------      ------      ------      ------
Income (Loss) from investment operations:
   Net investment income ............................................       0.30        0.44        0.54        0.53        0.51
   Net realized and unrealized gain (loss) on investments ...........       0.92        0.49        0.95       (0.44)      (0.77)
                                                                          ------      ------      ------      ------      ------
Total income (loss) from investment operations ......................       1.22        0.93        1.49        0.09       (0.26)
                                                                          ------      ------      ------      ------      ------
Less distributions:
   From net realized gains on investments ...........................      (0.11)         --          --          --          --
   From net investment income (loss) ................................      (0.32)      (0.47)      (0.36)      (0.26)      (0.41)
   From capital (Note 1) ............................................         --       (0.01)      (0.12)      (0.22)      (0.07)
                                                                          ------      ------      ------      ------      ------
     Total distributions ............................................      (0.43)      (0.48)      (0.48)      (0.48)      (0.48)
                                                                          ------      ------      ------      ------      ------
Net Asset Value, end of year ........................................     $13.34      $12.55      $12.10      $11.09      $11.48
                                                                          ======      ======      ======      ======      ======
Total Return ........................................................       9.83%       7.86%      13.73%       0.82%      (2.17)%
                                                                          ======      ======      ======      ======      ======
Ratios/Supplemental Data:
Net Assets, end of year (in 000's) .................................     $63,449     $33,858     $24,119     $21,794     $21,500
Ratio of net investment income to average net assets ................       2.24%       3.65%       4.70%       4.80%       4.11%
Ratio of expenses to average net assets(2) ..........................       1.16%       1.28%       1.16%       1.28%       1.36%
Ratio of total net expenses to average net assets ...................       1.16%       1.28%(3)    1.16%(3)    1.27%(3)    1.36%(3)
Portfolio turnover rate .............................................        160%        156%         96%         79%        136%
Redemption fees per share ...........................................       0.01(4)       --          --          --          --

-------------------
(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.63% to 3.65%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(3) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 1.38%, 1.49%, 1.60%, and 1.69% for the years ended October 31, 2002, 2001, 2000, and 1999, respectively.
(4)  Based on average shares outstanding during the period.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                   CLASS I
                                                                         -----------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,                PERIOD
                                                                         ------------------------------------           ENDED
                                                                           2003        2002(1)          2001     OCTOBER 31, 2000(2)
                                                                         -------       ------          ------    -------------------
Net Asset Value, beginning of year .................................     $ 12.56       $12.07          $11.03          $11.54
                                                                         -------       ------          ------          ------
Income (Loss) from investment operations:
   Net investment income ...........................................        0.37         0.48            0.59            0.47
   Net realized and unrealized gain (loss) on investments ..........        0.89         0.50            0.94           (0.49)
                                                                         -------       ------          ------          ------
     Total income (loss) from investment operations ................        1.26         0.98            1.53           (0.02)
                                                                         -------       ------          ------          ------
Less distributions:
   From net realized gains on investments ..........................       (0.11)          --              --              --
   From net investment income (loss) ...............................       (0.34)       (0.48)          (0.39)          (0.28)
   From capital (Note 1) ...........................................          --        (0.01)          (0.10)          (0.21)
                                                                         -------       ------          ------          ------
     Total distributions ...........................................       (0.45)       (0.49)          (0.49)          (0.49)
                                                                         -------       ------          ------          ------
Net Asset Value, end of year .......................................      $13.37       $12.56          $12.07          $11.03
                                                                         =======       ======          ======          ======
Total Return .......................................................       10.19%       8.41%           14.20%          (0.14)%
                                                                         =======       ======          ======          ======
Ratios/Supplemental Data:
Net Assets, end of year (in 000's) ................................      $14,188       $1,167          $  538            $654
Ratio of net investment income to average net assets ...............        2.50%        4.00%           5.13%           4.39%(5)
Ratio of expenses to average net assets(3) .........................        0.90%        0.85%           0.74%           1.67%(5)
Ratio of total net expenses to average net assets ..................        0.89%        0.85%(4)        0.74%(4)        1.66%(4)(5)
Portfolio turnover rate ............................................         160%         156%             96%             79%
Redemption fees per share(6) .......................................        --(7)          --              --              --


-------------------
(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.98% to 4.00%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.
(3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 0.95%, 1.07% and 1.99% for the years or periods ended October 31, 2002, 2001, and 2000, respectively.
(5)  Annualized.
(6)  Based on average shares outstanding during the period.
(7) Amount is less than 0.01 per share.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY
FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                   CLASS A
                                                                          ------------------------------------------------------
                                                                                           YEAR ENDED OCTOBER 31,
                                                                          ------------------------------------------------------
                                                                          2003        2002        2001        2000        1999
                                                                         ------      ------      ------      ------      ------
Net Asset Value, beginning of year ...................................   $19.60      $19.95      $25.06      $21.80      $15.39
                                                                         ------      ------      ------      ------      ------
Income (Loss) from investment operations:
   Net investment income (loss) ......................................     0.24        0.11        0.07        0.05       (0.07)
   Net realized and unrealized gain (loss) on investments ............     4.93       (0.46)      (5.18)       5.04        6.87
                                                                         ------      ------      ------      ------      ------
     Total income (loss) from investment operations ..................     5.17       (0.35)      (5.11)       5.09        6.80
                                                                         ------      ------      ------      ------      ------
Less distributions:
   From net realized gains on investments ............................       --          --          --       (1.76)      (0.39)
                                                                         ------      ------      ------      ------      ------
   From net investment income (loss) .................................    (0.32)         --          --       (0.07)         --
                                                                         ------      ------      ------      ------      ------
     Total distributions .............................................    (0.32)         --          --       (1.83)      (0.39)
                                                                         ------      ------      ------      ------      ------
Net Asset Value, end of year .........................................   $24.45      $19.60      $19.95      $25.06      $21.80
                                                                         ======      ======      ======      ======      ======
Total Return .........................................................    26.78%      (1.75)%    (20.49)%     24.60%      44.86%
                                                                         ======      ======      ======      ======      ======
Ratios/Supplemental Data:
Net Assets, end of year (in 000's) .................................. $1,705,074   $615,897    $287,174    $234,482     $87,953
Ratio of net investment income to average net assets .................     0.83%       0.49%       0.36%       0.32%      (0.48)%
Ratio of expenses to average net assets(1) ...........................     1.37%       1.51%       1.53%       1.42%       1.96%
Ratio of total net expenses to average net assets ....................     1.31%       1.43%       1.40%       1.37%(2)    1.96%
Portfolio turnover rate ..............................................      114%         93%         89%         72%         73%
Redemption fees per share(3) .........................................     0.01          --          --          --          --

--------------------
(1) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(2) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratio would have been 1.52% for the year ended October 31, 2000.
(3)  Based on average shares outstanding during the period.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY
FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                   CLASS I
                                                                         -----------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,                PERIOD
                                                                         ------------------------------------           ENDED
                                                                           2003         2002            2001     OCTOBER 31, 2000(1)
                                                                      ----------     ---------       ---------   -------------------
Net Asset Value, beginning of year .................................  $    19.79     $   20.08       $   25.16       $  22.19
                                                                      ----------     ---------       ---------       --------
Income (Loss) from investment operations:
   Net investment income ...........................................        0.28          0.21            0.14           0.22

   Net realized and unrealized gain (loss) on investments ..........        5.05         (0.45)          (5.16)          2.75
                                                                      ----------     ---------       ---------       --------
     Total income (loss) from investment operations ................        5.33         (0.24)          (5.02)          2.97
                                                                      ----------     ---------       ---------       --------
Less distributions:

   From net investment income (loss) ...............................       (0.33)        (0.05)          (0.06)            --(2)
                                                                      ----------     ---------       ---------       --------
     Total distributions ...........................................       (0.33)        (0.05)          (0.06)            --
                                                                      ----------     ---------       ---------       --------
Net Asset Value, end of year .......................................  $   $24.79     $   19.79       $   20.08       $  25.16
                                                                      ==========     =========       =========       ========
Total Return .......................................................       27.39%        (1.21)%        (20.10)%        13.53%
                                                                      ==========     =========       =========       ========
Ratios/Supplemental Data:
Net Assets, end of year (in 000's) ................................   $1,114,010     $415,159        $219,614        $164,665
Ratio of net investment income to average net assets ...............        1.16%         0.99%           0.86%          1.10%
Ratio of expenses to average net assets(3) .........................        1.08%         1.00%           1.02%          0.88%(4)
Ratio of total net expenses to average net assets ..................        1.02%         0.92%           0.89%          0.83%(4)(5)
Portfolio turnover rate ............................................         114%           93%             89%            72%
Redemption fees per share(6) .......................................        0.01            --              --             --

------------------------
(1) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
(2)  Amount is less than 0.01 per share.
(3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements
(4)  Annualized.
(5) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratio would have been 0.98% for the period ended October 31, 2000.
(6)  Based on average shares outstanding during the period.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS A
                                                            -------------------
                                                                  PERIOD
                                                                   ENDED
                                                            OCTOBER 31, 2003(1)
                                                            -------------------
Net Asset Value, beginning of period .....................    $    10.00
                                                              ----------
Income (Loss) from investment operations:
   Net investment income .................................          0.64(2)
   Net realized and unrealized gain on investments .......          1.37
                                                              ----------
     Total income from investment operations .............          2.01
                                                              ----------
Less distributions:
   From net investment income (loss) .....................         (0.58)
                                                              ----------
     Total distributions .................................         (0.58)
                                                              ----------
Net Asset Value, end of period ...........................    $    11.43
                                                              ==========
Total Return .............................................         20.57%
                                                              ==========
Ratios/Supplemental Data:
Net Assets, end of period (in 000's) .....................    $   28,195
Ratio of net investment income to average net assets .....          6.71%(5)
Ratio of expenses to average net assets(3) ...............          1.26%(5)
Ratio of total net expenses to average net assets ........          1.25%(4)(5)
Portfolio turnover rate ..................................            83%

------------------
(1)  Class A shares commenced operations on December 17, 2002.
(2)  Based on average shares outstanding during the period.
(3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(4) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.25%. Had such action not been taken, the operating expense ratio would have been 1.95%.
(5)  Annualized.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND
FINANCIAL
HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS A
                                                            -------------------
                                                                  PERIOD
                                                                   ENDED
                                                            OCTOBER 31, 2003(1)
                                                            -------------------
Net Asset Value, beginning of period .....................    $    10.00
                                                              ----------
Income (Loss) from investment operations:
   Net investment income .................................          0.57(2)

   Net realized and unrealized gain on investments .......          1.35
                                                              ----------
     Total income from investment operations .............          1.92
                                                              ----------
Less distributions:
   From net investment income (loss) .....................         (0.56)
                                                              ----------
     Total distributions .................................         (0.56)
                                                              ----------
Net Asset Value, end of period ...........................    $    11.36
                                                              ==========
Total Return .............................................         19.66%
                                                              ==========
Ratios/Supplemental Data:
Net Assets, end of period (in 000's) ....................     $   20,839

Ratio of net investment income to average net assets .....          6.91%(5)

Ratio of expenses to average net assets(3) ...............          1.02%(5)

Ratio of total net expenses to average net assets ........          1.00%(4)(5)

Portfolio turnover rate ..................................            83%

--------------------
(1)  Class I shares commenced operations on January 30, 2003.
(2)  Based on average shares outstanding during the period.
(3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(4) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.00%. Had such action not been taken, the operating expense ratio would have been 1.41%.
(5)  Annualized.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' Annual and Semi-Annual Reports to shareholders provide additional information about the Funds' investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

The Funds' Annual Report and the independent auditor's report are incorporated by reference in this Prospectus.

You can get free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Funds, and receive answers to your questions about the Funds by contacting Unified at:

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204-1897

800-435-4659

The Securities and Exchange Commission (SEC) maintains an Internet website (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington D.C. 20549-0102 or by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

You may also obtain copies of the Prospectus, SAI, and Annual and Semi-Annual Reports, and find more information about the Funds on the Internet at:
WWW.US-FUNDS.JULIUSBAER.COM

Investment Company Act file no. 811-6652

Julius Baer Group: Zurich (head office), Amsterdam, Basle, Berne, Frankfurt, Geneva, Grand Cayman, Guernsey, Hong Kong, Lausanne, London, Los Angeles, Lucerne, Lugano, Luxemburg, Madrid, Milan, Montreal, New York, Palm Beach, Paris, Stockholm, Vienna and Zug.

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                          JULIUS BAER INVESTMENT FUNDS

                      Julius Baer International Equity Fund
                       Julius Baer Total Return Bond Fund
                     Julius Baer Global High Yield Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 29, 2004


This Statement of Additional Information (SAI) is not a Prospectus, but it relates to the Prospectus of Julius Baer Investment Funds dated February 29, 2004.


Financial Statements are incorporated by reference into this SAI from the Funds' most recent Annual Report.

You can get a free copy of the Prospectus for the Julius Baer Investment Funds or the Funds' most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:

                           Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                        Indianapolis, Indiana 46204-1897
                                 (800) 435-4659

You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Fund's website at http//www.us-funds.juliusbaer.com.

You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (SEC).

You can get text-only copies:

          For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C.
          20549-6009. Telephone:  1-202-942-8090
          E-mail address:  publicinfo@sec.gov
          Free from the SEC's Internet website at http://www.sec.gov.

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CONTENTS                                                                    PAGE


The Trust and the Funds                                                        3

Description of the Funds, Their Investments and Risks                          3

Common Investment Strategies                                                   5

Additional Information on Investment Practices                                10


Investment Limitations                                                        22

Management of the Trust                                                       26

Capital Stock                                                                 34

Additional Purchase and Redemption Information                                36

Additional Information Concerning Exchange Privilege                          38

Additional Information Concerning Taxes                                       38

Independent Auditors                                                          39

Counsel                                                                       39

Financial Statements                                                          40

Appendix A - Description of Ratings                                           41

Appendix B - Proxy Voting Guidelines Summary                                  43


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                             THE TRUST AND THE FUNDS


Julius Baer Investment Funds (the "Trust") is composed of three funds: the Julius Baer International Equity Fund (the "International Equity Fund"), Julius Baer Total Return Bond Fund (formerly, Julius Baer Global Income Fund) (the "Total Return Bond Fund"), and the Julius Baer Global High Yield Bond Fund (the "High Yield Bond Fund") (each, a "Fund" and together, the "Funds"). Each Fund currently offers Class A shares and Class I shares ("Classes").

The Trust was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, as amended (the "Trust Agreement"). On July 1, 1998, the Trust changed its name from BJB Investment Funds to Julius Baer Investment Funds. At the same time, the names of the BJB International Equity Fund and the BJB Global Income Fund changed to Julius Baer International Equity Fund and the Julius Baer Global Income Fund, respectively. Julius Baer Global Income Fund changed its name to Julius Baer Total Return Bond Fund on February 27, 2004.

The Prospectus, dated February 29, 2004, provides the basic information investors should know before investing, and may be obtained without charge by calling Unified Fund Services, Inc. (the "Transfer Agent"), at the telephone number listed on the back cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.


              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

The Total Return Bond Fund is a non-diversified, open-end management investment company. The International Equity Fund and the High Yield Bond Fund are diversified open-end management investment companies.

PORTFOLIO INVESTMENTS

TOTAL RETURN BOND FUND. The Total Return Bond Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States. The Total Return Bond Fund may purchase debt obligations consisting of bonds, debentures and notes issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (World Bank) or the European Investment Bank. The Total Return Bond Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Total Return Bond Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including, but not limited to, Australia, Canada, Czech Republic, Denmark, Egypt, Greece, Hong Kong, Hungary, Iceland, India, Indonesia, Japan, Mexico, New Zealand, Norway, Poland, South Africa, Sweden, Switzerland, Taiwan, Turkey, the United Kingdom and the United States. The Total Return Bond Fund may invest in securities issued in multi-national currency units, such as European Currency Units (ECUs), which is a composite of the currencies of several European countries. The Total Return Bond Fund may also invest in the single European currency (euro). In order to seek to protect against a decline in value of the Total Return Bond Fund's assets due to fluctuating currency values, the Total Return Bond Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.


In selecting particular investments for the Total Return Bond Fund, Julius Baer Investment Management Inc. (the "Adviser") will seek to mitigate investment risk by limiting its investments to quality fixed-income securities. The Total Return Bond Fund may only invest in governmental or corporate bonds rated at the time of purchase above "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P"). The Total Return Bond Fund may invest in securities with equivalent ratings from another recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below the minimum rating necessary for investment by the Total Return Bond Fund, the Total Return Bond Fund will consider disposing of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody's and S&P, see APPENDIX A to this SAI.


The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as

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well as on the current and expected  levels of interest  rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Total Return Bond Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

INTERNATIONAL EQUITY FUND. The International Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The International Equity Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Bulgaria, Indonesia, Phillipines, South Africa, South Korea, Ukraine, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Hungary, Hong Kong, India, Israel, Japan, Korea, Malaysia, Mauritius, Mexico, New Zealand, Peru, Poland, Romania, Russia, Singapore, Slovak Republic, Slovenia, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, the United States and Venezuela. The International Equity Fund also may invest up to 10% of its total assets in equity warrants and interest rate warrants of international issuers. However, the International Equity Fund will not invest more than 5% of its net assets in warrants that are not listed on a recognized U.S. or foreign exchange. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index ("Bond Index") at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The International Equity Fund may invest in securities issued in multi-national currency units, such as ECUs and the euro. The International Equity Fund may also invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The International Equity Fund may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the International Equity Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. In order to seek to protect against a decline in value of the International Equity Fund's assets due to fluctuating currency rates, the International Equity Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The International Equity Fund will invest substantially all of its assets in equity securities when the Adviser believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser's analysis and selection process focuses on growth potential; investment income is not a consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the International Equity Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the International Equity Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund has a bias toward large capitalization companies but, the International Equity Fund will invest in the equity securities of small and mid capitalization, companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the International Equity Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The International Equity Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the International Equity Fund may receive a return on idle cash. The International Equity Fund also may invest up to 5% of its total assets in gold bullion and coins, which, unlike investments in many securities, earn no investment income. Since a market exists for such investments, the Adviser believes gold bullion and coins should be considered a liquid investment. The International Equity Fund intends to limit its investments in debt securities to securities of U.S. companies, the U.S. Government, foreign governments, domestic or foreign governmental entities and supranational organizations such as the European Economic Community and the World Bank. However, The International Equity Fund may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. When the International Equity Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the International Equity Fund would not expect to participate in market advances


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or declines to the extent that it would if it remained  fully invested in equity securities.

HIGH YIELD BOND FUND. The High Yield Bond Fund may invest in investment grade fixed income securities or below investment grade, fixed income securities
(commonly  known as "junk  bonds")  of  issues  located  throughout  the  world, including the United States. The Fund may purchase fixed income obligations consisting of bonds, debentures and notes issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank) or the European Investment Bank. The High Yield Bond Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including, but not limited to, Australia, Canada, Czech Republic, Denmark, Egypt, Greece, Brazil, Chile, Ecuador, Russia, Uruguay, Hong Kong, Hungary, India, Indonesia, Japan, Mexico, New Zealand, Norway, Poland, South Africa, Sweden, Switzerland, Taiwan, Turkey, the United Kingdom and the United States. The High Yield Bond Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the High Yield Bond Fund's assets due to fluctuating currency values, the High Yield Bond Fund may engage in certain hedging strategies, as described under "Investment Strategies" below.

The High Yield Bond Fund primarily invests in high yield, high risk bonds, which are those bonds rated at the time of purchase below BBB by S&P and below Baa by Moody's. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities with ratings from a recognized rating agency other than S&P or Moody's if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by S&P or Moody's. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase. The Fund may invest in securities in the lowest rating category and securities in default.

                          COMMON INVESTMENT STRATEGIES

In attempting to achieve their investment objectives, the Funds may engage in a variety of investment strategies.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED


Each Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. Convertible securities in which a Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock. The Total Return Bond Fund does not intend to retain in its portfolio the common stock received upon conversion of a convertible security or exercise of a warrant and will sell such stocks as promptly as it can and in a manner that it believes will reduce the risk to the Funds of a loss in connection with the sale. The Total Return Bond Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond. The High Yield Bond Fund may hold in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond. However, the High Yield Bond Fund does not currently expect such warrants to represent more than 5% of its assets.


MONEY MARKET INVESTMENTS

Each Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody's or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, Funds could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities) (including repurchase agreements with respect to such securities).

CURRENCY, INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON FUTURES


A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Interest rate and stock-index futures contracts are standardized

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contracts traded on commodity  exchanges  involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. When deemed advisable by the Adviser, the Funds may enter into currency futures contracts, interest rate and index futures contracts or related options that are traded on U.S. or foreign exchanges. The International Equity Fund also may enter into options contracts relating to gold bullion. Such investments by a Fund may be made for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of a Fund. The Funds may also use such investments to remain fully invested, to maintain liquidity or to increase total return. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents or other liquid assets set aside, plus accrued profits held at a Fund's custodian or at the commodity dealer.


CURRENCY EXCHANGE TRANSACTIONS AND OPTIONS ON FOREIGN CURRENCIES

Each Fund may engage in currency exchange transactions and purchase put and call options on foreign currencies. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Funds may enter into a forward contract in the following two circumstances:

          (1) When a Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

          (2) When the Adviser believes that the currency of a specific country may deteriorate against another currency, a Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of a Fund's securities denominated in the less attractive currency. While such actions are intended to protect the Funds from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the U.S. tax status of the Funds as regulated investment companies.

          (3) To remain fully invested, to maintain liquidity or to increase total return

To support its obligation when a Fund enters into a forward contract to buy or sell currencies, such Fund will earmark or segregate cash or liquid securities having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward contract.

An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the over-the-counter market, gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option.

Each Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

COVERED OPTION WRITING

Each Fund may write options to generate current income or as hedges to reduce investment risk. Each Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by a Fund has the right to compel such Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the


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present  right to  acquire  the  underlying  security  for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).


Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To affect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to affect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. (NASD). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Internal Revenue Code. Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

OPTIONS ON INDICES

The International Equity Fund and High Yield Bond Fund may purchase and sell call and put options on indices. A Fund generally may sell options on indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although a Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

Each Fund may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. A Fund may utilize up to 2% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 2% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

SECURITIES OF OTHER INVESTMENT COMPANIES


Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the

1940 Act, a Fund is permitted to hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of a fund's total assets and (c) when added to all other investment company securities held by such fund, do not exceed 10% of the value of the fund's total assets. Investors should note that investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests).


REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers.
Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by the Trust's Board of Trustees for monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, a Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

The Funds may utilize up to 20% of their total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund's net assets.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (1933 Act), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities) or sold pursuant to Section 4(2) of the 1933 Act (4(2) Commercial Paper). A Rule 144A Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund's 15% limitation on the purchase of illiquid securities, unless the Trust's Board of Trustees or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities and 4(2) Commercial Paper, although the Board of Trustees retains ultimate responsibility for any determination regarding liquidity. The Board of Trustees will consider all factors in determining the liquidity of Rule 144A Securities and 4(2) Commercial Paper. The Board of Trustees will carefully monitor any investments by the Funds in Rule 144A Securities and 4(2) Commercial Paper.

LENDING PORTFOLIO SECURITIES

Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund's securities may not exceed 33 1/3% of the Fund's net assets. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with such Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which securities will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser's judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

HIGH-YIELD/HIGH-RISK BONDS

The High Yield Bond Fund may invest all of its assets; and the International Equity Fund may invest up to 10% of its total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. Such bonds may have predominantly speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

UNRATED DEBT SECURITIES


The Funds may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See APPENDIX A for a description of bond rating categories.

                 ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

FOREIGN INVESTMENTS

Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

The interest payable on each Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

Each Fund will not invest more than 25% of its assets in the securities of supranational entities.

INVESTING IN EMERGING MARKETS

From time to time the Funds may invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

"Emerging markets" are located in the Asia-Pacific region, Central and Eastern Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES ACTIVITIES


The International Equity Fund may enter into stock index futures contracts, interest rate futures contracts and foreign currency futures contracts. The High Yield Bond and Total Return Bond Funds may enter into interest rate securities futures contracts and foreign currency futures contracts. The Funds may also purchase or write related options that are traded on foreign as well as U.S. exchanges.

Entering into a futures contract enables a Fund to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets. A Fund may not enter into futures transactions, other than those considered to be "bona fide" hedging by the Commodity Futures Trading Commission, if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of such Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts into which it has entered. A Fund will not use leverage when it enters into long futures or options contracts and for each such long position such Fund will deposit cash, or other liquid assets, having a value equal to the underlying commodity value of the contract as collateral with its custodian or approved futures commission merchant (FCM) in a segregated account.


The value of portfolio securities will far exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not totally offset the decline in the value of such Fund's assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved FCM an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of such Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

OPTIONS ON FUTURES CONTRACTS


The International Equity Fund may purchase and write put and call options on interest rate, stock index and foreign currency futures contracts that are traded on a U.S. exchange or board of trade. The Total Return Bond and High Yield Bond Funds may purchase and write put and call options on interest rate and foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. The Funds may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.


An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Funds.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by a Fund's Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

CURRENCY HEDGING TRANSACTIONS

The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds, therefore, may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay a Fund's expenses and would increase an investor's total return. The Funds will conduct foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Funds also are authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging purposes.

FORWARD CURRENCY CONTRACTS


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund's dealings in forward currency exchange may be used for hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (hedged currency). A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency or the hedged currency. If a Fund enters into a position hedging transaction, cash or liquid securities will be earmarked or segregated in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities earmarked or segregated declines additional cash or securities will be placed in the account so that the value of the account will equal the amount of such Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.


At or before the maturity of a forward contract, a Fund may either sell a portfolio security and take delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Funds must meet to qualify as regulated investment companies under the Internal Revenue Code for a given year, the Funds currently intend to limit their gross income from currency transactions to less than 10% of gross income for that taxable year.

FOREIGN CURRENCY OPTIONS

The Funds may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires.

A Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, such Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

FOREIGN CURRENCY FUTURES AND RELATED OPTIONS

The Funds may enter into currency futures contracts to purchase and sell currencies. They also may purchase options on currency futures. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, a Fund would incur brokerage costs and would be required to make and maintain certain "margin" deposits. A Fund also would be required to earmark or segregate assets or otherwise cover, as described above, the futures contracts requiring the purchase of foreign currencies. These limitations are described more fully above under the heading "Futures Activities." Most currency futures call for payment or delivery in U.S. dollars.

Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. An option on a foreign currency futures contract, in contrast to a direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities, as described above. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

A more detailed discussion of futures contracts and options on futures contracts, including the risks associated with such transactions and certain limitations on the percentage of assets that may be used in such transactions, can be found under the heading "Futures Activities."

OPTIONS ON SECURITIES

In order to hedge against adverse market shifts, each Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities, in each case that are traded on foreign as well as U.S. exchanges or in the over-the-counter market. In addition, a Fund may write covered call options and put options on up to 25% of the net asset value of the securities in its portfolio. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. A Fund may write only covered call options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security without additional consideration for as long as it remains obligated as the writer of the option.

The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (Clearing Corporation) and of the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Funds may purchase and write options on securities on U.S. and foreign securities exchanges or in the over-the-counter market.

A Fund may realize a profit or loss upon entering into a closing transaction. In cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether such Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Although a Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to a Fund. Each Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. Government securities. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

In the case of options written by a Fund that are deemed covered by virtue of such Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, a Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. Government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will be subject to its Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

OPTIONS ON GOLD

For hedging purposes, the International Equity Fund may purchase put and call options on gold and write covered call options on gold in an amount which, when added to its assets committed to margin and premiums for gold futures contracts and related options, does not exceed 5% of the Fund's net assets. The Fund will only enter into gold options that are traded on a regulated domestic commodities exchange or foreign commodities exchanges approved for this purpose by the Commodity Futures Trading Commission.

SWAPS, CAPS, FLOORS AND COLLARS

Among the transactions into which the Funds may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a nationally recognized securities rating organization (NRSRO) or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


The Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. As the seller, the Funds would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Funds in the event of a default.

OPTIONS ON SWAP AGREEMENTS

The Funds may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

SHORT SALES "AGAINST THE BOX"

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund's custodian or qualified sub-custodian. While the short sale is open, a Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund's long position. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

FIXED-INCOME INVESTMENTS

The performance of the debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. A Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. Government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Fund's share price will depend on the extent of the Fund's investment in such securities.

U.S. GOVERNMENT SECURITIES

The Funds may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

DEPOSITORY RECEIPTS

The Funds may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Funds may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

INTERNATIONAL WARRANTS

The High Yield Bond Fund may invest in warrants of global issuers. The International Equity Fund may invest up to 10% of its total assets in warrants of international issuers. The Fund's holdings of warrants will consist of equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers. Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the International Equity Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.


Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. The International Equity Fund will not buy bonds with warrants attached. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of

European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets. Since there is a readily available market for these securities, the International Equity Fund's Adviser believes that international warrants should be considered a liquid investment.


Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations. The International Equity Fund and High Yield Bond Fund will acquire only covered warrants, index warrants, interest rate warrants and long term options issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, a Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Fund.

CORPORATE ASSET-BACKED SECURITIES

The High Yield Bond Fund and Total Return Bond Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The
Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.

MORTGAGE-RELATED SECURITIES

The High Yield Bond Fund and the Total Return Bond Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

AGENCY-MORTGAGE-RELATED  SECURITIES:  The  dominant  issuers  or  guarantors  of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FANNIE MAE SECURITIES: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such High Yield Bond Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The High Yield Bond Fund and Total Return Bond Fund consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of the Fund's investment policies.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Fund limits its investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.


The High Yield Bond Fund and Total Return Bond Fund may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. A Fund will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.


Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by the High Yield Bond Fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

BRADY BONDS

The High Yield Bond Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the High Yield Bond Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the High Yield Bond Fund to suffer a loss of interest or principal on any of its holdings.

VARIABLE RATE INSTRUMENTS

The Funds may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

BANK OBLIGATIONS

The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

EXCHANGE TRADED FUNDS (ETFS)

The High Yield Bond and International Equity Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

REAL ESTATE INVESTMENT TRUSTS (REITS)


The High Yield Bond Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.


STRUCTURED NOTES

The Funds may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.


PORTFOLIO TURNOVER


The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser's investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the two fiscal years ended October 31, 2002 and October 31, 2003, the Total Return Bond Fund's portfolio turnover rate was 156% and 160%, respectively. For each of the two fiscal years ended October 31, 2002 and October 31, 2003, the International Equity Fund's portfolio turnover rate was 93% and 114%, respectively. For the period from inception on December 17, 2002, through October 31, 2003, the High Yield Bond Fund's portfolio turnover rate was 83%.


                             INVESTMENT LIMITATIONS

FOR THE TOTAL RETURN BOND FUND AND THE INTERNATIONAL EQUITY FUND


The investment limitations numbered 1 through 11 have been adopted by the Trust with respect to the Total Return Bond and International Equity Funds as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment limitations 12 through 14 are non-fundamental policies and may be changed by a vote of the Board of Trustees at any time without shareholder approval.


A Fund may not:

1. Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

3. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund's net assets and enter into repurchase agreements.

4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b)
securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

10. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11. Invest more than 15% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

12. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

13. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of its Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% in the case of the Total Return Bond Fund and 10% in the case of the International Equity Fund of the value of the Fund's net assets. of which not more than 5% of each Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

FOR THE HIGH YIELD BOND FUND

The investment limitations below have been adopted by the Trust with respect to the High Yield Bond Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1. issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

2. engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

1. underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

4. purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industries;

5. purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

6. purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

7. make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.



    THE FOLLOWING INVESTMENT LIMITATIONS HAVE BEEN ADOPTED BY THE TRUST WITH RESPECT TO THE HIGH YIELD BOND FUND AS NON-FUNDAMENTAL OPERATING POLICIES. NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED BY THE BOARD OF TRUSTEES AT ANY TIME WITHOUT SHAREHOLDER APPROVAL.


(i) The Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

FOR ALL FUNDS


     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of laws the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Trust and the Funds rests with the Board of Trustees. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust or the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The day-to-day operations of the Funds are delegated to the Adviser.

TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Funds, their addresses, ages, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the three current series of the Trust and The European Warrant Fund, Inc.

DISINTERESTED TRUSTEES:

------------------------------------ ----------------- ---------------------------------- -------------------- ---------------------

    NAME, AGE AND ADDRESS              POSITION AND         PRINCIPAL OCCUPATION(S)       NUMBER OF PORTFOLIOS      OTHER
                                     TERM OF OFFICE(1)      DURING PAST FIVE YEARS          IN FUND COMPLEX    DIRECTORSHIPS(2)
                                                                                          OVERSEEN BY TRUSTEE        HELD
------------------------------------ ----------------- ---------------------------------- -------------------- ---------------------
Harvey B. Kaplan (66)                Trustee since     o Controller (Chief Financial               4           The European Warrant
80 Voice Road                        December 1995       Officer), Easter Unlimited, Inc.                      Fund, Inc.
Carle Place, New York 11514                              (toy company)
------------------------------------ ----------------- ---------------------------------- -------------------- ---------------------
Robert S. Matthews (60)              Trustee since     o Partner, Matthews & Co.                   4           The European Warrant
331 Madison Avenue                   June 1992           (certified public accountants)                        Fund, Inc.
New York, New York 10017
------------------------------------ ----------------- ---------------------------------- -------------------- ---------------------
Gerard J.M. Vlak (70)                Trustee since     o Retired                                   3           The Rouse Company
181 Turn of the River Road           June 1992                                                                 (1996 - present)
Stamford, Connecticut 06905
------------------------------------ ----------------- ---------------------------------- -------------------- ---------------------
Peter Wolfram (50)                   Trustee since     o Partner, Kelley Drye & Warren             3           None
c/o Bank Julius Baer & Co., Ltd.     June 1992           (law firm)
330 Madison Avenue
New York, New York 10017
------------------------------------ ----------------- ---------------------------------- -------------------- ---------------------


INTERESTED TRUSTEES:

------------------------------------ ----------------- ---------------------------------- -------------------- ---------------------

    NAME, AGE AND ADDRESS              POSITION AND         PRINCIPAL OCCUPATION(S)       NUMBER OF PORTFOLIOS      OTHER
                                     TERM OF OFFICE(1)      DURING PAST FIVE YEARS          IN FUND COMPLEX    DIRECTORSHIPS(2)
                                                                                          OVERSEEN BY TRUSTEE        HELD
------------------------------------ ----------------- ---------------------------------- -------------------- ---------------------
Bernard Spilko(3) (62)               Trustee Since     o General Manager and Senior                4           The European Warrant
Bank Julius Baer & Co., Ltd.         1993                Vice President of Bank Julius                         Fund, Inc.
330 Madison Avenue,                                      Baer & Co., Ltd., New York
New York, NY 10017                                       Branch, 1998 to present

                                                       o Managing Director of Julius
                                                         Baer Securities Inc., 1983 to
                                                         present
------------------------------------ ----------------- -------------------------------------- ---------------- ---------------------
Martin Vogel(4)(40)                  Trustee Since     o Member of the Management                  4           The European Warrant
Julius Baer Investment Funds         March 1997          Committee, Julius Baer Ltd.,                          Fund, Inc.
Services                                                 1996 to 2002
Freighutstrasse 12                                       Head of Management and Asset
Zurich, Switzerland                                      Pooling, Julius Baer Holdings
                                                         Ltd., 2002 - present
------------------------------------ ----------------- -------------------------------------- ---------------- ---------------------

OFFICERS OF FUND:

The business address for each officer of the Trust, except Ms. Surprise and Ms. McFarlane, is Bank Julius Baer & Co., Ltd., 330 Madison Avenue, New York, New York 10017. The business address for Ms. Surprise and Ms. McFarlane is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

-------------------------------------- ------------------------- ------------------------------------------------------------------

        NAME, AGE AND                    LENGTH OF TIME SERVED                         PRINCIPAL OCCUPATION(S)
    TRUST POSITION(S) HELD                  AS FUND OFFICER(5)                         DURING PAST FIVE YEARS
-------------------------------------- ------------------------- ------------------------------------------------------------------
Michael K. Quain (45)                          Since 1998        o  First Vice President of Julius Baer Investment Management,
President and Chief Executive Officer                               Inc. (since August 2002)
                                                                 o  First Vice President of Julius Baer Securities Inc.
                                                                 o  First Vice President, Bank Julius Baer & Co., Ltd. New
                                                                    York Branch (1998 -2002)
                                                                 o  President and Chief Executive Officer of The European
                                                                    Warrant Fund, Inc.
-------------------------------------- ------------------------- ------------------------------------------------------------------
Hector Santiago (35)                           Since 1998        o  First Vice President of Bank Julius Baer & Co., Ltd., New
Vice President                                                      York Branch (2001- present)
                                                                 o  First Vice President of Bank Julius Baer & Co., Ltd., New
                                                                    York Branch and Julius Baer Securities (1998 - 2001)
                                                                 o  Vice President, The European Warrant Fund, Inc. (1998 - present)
-------------------------------------- ------------------------- ------------------------------------------------------------------
Greg Hopper (45)                               Since 2002        o First Vice President of Bank Julius Baer Investment
Vice President                                                     Management, Inc. (2002-present)
                                                                 o Senior Vice President and High Yield Bond Portfolio
                                                                   Manager,  Zurich Scudder Investments (October 2000 - June 2002)
                                                                 o High Yield Bond Portfolio Manager, Harris Investment
                                                                   Management (1999-2000)
                                                                 o High Yield Bond Portfolio Manager, Bankers Trust (1993-1999)
-------------------------------------- ------------------------- ------------------------------------------------------------------
Richard C. Pell (50)                           Since 1995        o Senior Vice President and Chief Investment Officer of Bank
Vice President                                                     Julius Baer & Co., Ltd., New York Branch (2000-present)
                                                                 o Senior Vice President and Chief Investment Officer of Bank
                                                                   Julius Baer & Co., Ltd., New York Branch (1995 - 2000)
-------------------------------------- ------------------------- ------------------------------------------------------------------
Donald Quigley (39)                            Since 2001        o Vice President and Head of Global Fixed-Income Management
Vice President                                                     for Julius Baer Investment Management Inc. (2001  - present)
                                                                 o Fixed Income Trader for Chase Asset Management (1993-2001)
-------------------------------------- ------------------------- ------------------------------------------------------------------
Rudolph-Riad Younes (42)                       Since 1997        o Senior Vice President and Head of International Equity
Vice President                                                     Management of Julius Baer Investment Management Inc.
                                                                   (2000-present)
                                                                 o Senior Vice President and Head of International Equity
                                                                   Management,  Bank Julius Baer & Co., Ltd.,  New York Branch
                                                                   (1993 - 2000)
-------------------------------------- ------------------------- ------------------------------------------------------------------
Craig M. Giunta (32)                   Since 2001 (Secretary     o Vice President, Julius Baer Investment Management, Inc.
Secretary, Treasurer and                 and Treasurer)            (2002-present)
Chief Financial Officer                Since 2003 (Chief         o Assistant Vice President, Bank Julius Baer & Co., Ltd. New York
                                         Financial Officer)        Branch (2001 -2002)
                                                                 o Supervisor of Fund Accounting, Neuberger Berman LLC.
                                                                   (1994-2001)
                                                                 o Secretary, Treasurer (since 2001) and Chief Financial
                                                                   Officer (since 2003) of The European Warrant Fund
-------------------------------------- ------------------------- ------------------------------------------------------------------

-------------------------------------- ------------------------- ------------------------------------------------------------------
Cynthia J. Surprise (57)                       Since 1999        o Director and Counsel, Investors Bank & Trust Company
Assistant Secretary                                                (1999-present)
                                                                 o Vice President, State Street Bank & Trust Company
                                                                   (1994-1999)
-------------------------------------- ------------------------- ------------------------------------------------------------------
Victoria McFarlane (37)                        Since 2003        o Director, Mutual Fund Administration, Investors Bank &
Assistant Treasurer                                                Trust Company (2001 - 2003)
                                                                 o Manager/Assistant Vice President of Fund Treasury for MFS
                                                                   Investment Services (1997 - 2002)
-------------------------------------- ------------------------- ------------------------------------------------------------------

(1) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next annual meeting of the Trust's shareholders and until the election and qualification of his or her successor.

(2) Directorships include public companies and any company registered as an investment company.


(3) Mr. Spilko is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as Managing Director of Julius Baer Securities Inc. ("JBS"), the parent company of the Adviser.

(4) Mr. Vogel is considered an "interested person" of the Trust, as defined in the 1940 Act, because of his position with Julius Baer Holdings Ltd., an affiliate of JBS.


(5) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until their successor is chosen and qualified, or until they resign or are removed from office.

SHARE OWNERSHIP IN THE FUNDS AND THE TRUST AS OF DECEMBER 31, 2003


------------------------ --------------------------- ---------------------------
                                                      AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF EQUITY     EQUITY SECURITIES IN ALL
     NAME OF TRUSTEE       SECURITIES IN THE FUNDS    FUNDS OF THE FUND COMPLEX
------------------------ --------------------------- ---------------------------

------------------------ --------------------------- ---------------------------
     DISINTERESTED
       TRUSTEES
------------------------ --------------------------- ---------------------------
Harvey B. Kaplan          International Equity Fund        10,001 - $50,000
                              $10,001 - $50,000
------------------------ --------------------------- ---------------------------
Robert S. Matthews        International Equity Fund         Over $100,000
                                Over $100,000
------------------------ --------------------------- ---------------------------
Gerard J.M. Vlak                     None                        None
------------------------ --------------------------- ---------------------------
Peter Wolfram                        None                        None
------------------------ --------------------------- ---------------------------
  INTERESTED TRUSTEES
------------------------ --------------------------- ---------------------------
Bernard Spilko            International Equity Fund         Over $100,000
                                Over $100,000
------------------------ --------------------------- ---------------------------
Martin Vogel                         None                        None
------------------------ --------------------------- ---------------------------


The Trust has an Audit Committee, consisting of Messrs. Matthews, Vlak, Kaplan and Wolfram. The members of the committee are not "interested persons" of the Trust as defined by the 1940 Act ("Independent Trustees"). As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met twice during the fiscal year ended October 31, 2003.


The Trust also has a Nominating Committee that is comprised of the Independent Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating
Committee did not meet during the fiscal year ended October 31, 2003. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Trust.


No  director,  officer  or  employee  of  the  Adviser,  the  Distributor,   the
Administrator, or any parent or subsidiary thereof receives any compensation from the Trust for serving as an officer or Trustee.

The following table shows the compensation paid to each Trustee of the Trust who was not an affiliated person of the Trust for the fiscal year ended October 31, 2003. The Fund Complex referred to in the table below includes the three series of the Trust and The European Warrant Fund, Inc.

                                                          Pension or Retirement                                   Total Compensation
                                    Aggregate            Benefits Accrued as Part        Estimated Annual           from the Trust
    Name and Position        Compensation from Trust     of the Trust's Expenses      Benefit Upon Retirement      and Fund Complex
    -----------------        -----------------------     -----------------------      -----------------------      ----------------
Harvey B. Kaplan, Trustee            $25,750                        None                       None                      $32,375
Robert S. Matthews, Trustee          $25,750                        None                       None                      $34,250
Gerard J.M. Vlak, Trustee            $25,750                        None                       None                      $25,750
Peter Wolfram, Trustee               $25,750                        None                       None                      $25,750

The Trust pays each Trustee of the Trust who is not an affiliated person of the Trust an annual retainer of $14,500 plus a payment of $1,750 per board meeting attended and $1,250 per audit committee meeting attended. The Trust also reimburses such Trustees for travel and out-of-pocket expenses related to such meetings.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Julius Baer Investment Management Inc. (the "Adviser" or "JBIMI"), 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to each Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland.

The Advisory Agreement provides that JBIMI, as Adviser, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformity with the investment objective and policies of the Funds set forth in the Trust's current registration statement and any other policies established by the Board of Trustees, will manage the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds' purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Funds. Under the Advisory Agreement, the Adviser provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreement, but excluding pricing and bookkeeping services. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities the Fund holds or contemplates purchasing.

The Advisory Agreement provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement, the Adviser shall not be liable to the Trust or the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement. The Adviser is indemnified by the Funds under the Advisory Agreement.

The Advisory Agreement provides that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Funds and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreement remains in effect for an initial period of one year from the date of effectiveness with respect to each Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by the Board of Trustees or by vote of the holders of a majority of the relevant Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" as defined in the 1940 Act. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days' written notice. As required by the 1940 Act, the Advisory Agreement will automatically terminate in the event of its assignment.

In making the determinations to approve the Advisory Agreement with respect to each Fund, the Board of Trustees considered the nature and quality of the services provided by the Adviser to the applicable Fund, the reasonableness of the advisory fees in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Advisory Agreement are fair and reasonable with respect to each Fund, are in the best interests of the Fund's shareholders and are similar to those which could have been obtained through arm's length negotiations.



The Advisor or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Adviser's view will assist Fund investors in establishing and maintaining a relationship with the Fund.

Under the terms of the Advisory Agreement, JBIMI is entitled to annual fees equal to 0.65%, 0.90% and 0.75% of the average daily net assets of the Total Return Bond Fund, the International Equity Fund and the High Yield Bond Fund, respectively. Prior to March 1, 2003, the Total Return Bond Fund and the
International Equity Fund paid annual advisory fees as of 0.50% and 0.75%, respectively, of the average daily net assets of the relevant Fund. Until February 28, 2002, the Adviser waived 0.325% of its advisory fee on the fist $25 million of the Total Return Fund's daily net assets. Until November 15, 2000 the Advisor waived 0.15% of its advisory fee for the International Equity Fund.


Pursuant to an Expense Limitation Agreement, JBIMI has agreed to reimburse certain expenses of the High Yield Bond Fund through at least December 31, 2004, so that the total annual operating expenses of the Fund are limited to 1.25% and 1.00% of the average net assets of the Class A shares and Class I shares, respectively. The Fund has agreed to repay JBIMI for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which JBIMI incurred the expense.


For the last three fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003, the International Equity and Total Return Bond Funds paid, and for the period from inception on December 17, 2002 through October 31, 2003, the High Yield Bond Fund paid, the following amounts as investment advisory fees:

Total Return Bond Fund
                                 Gross      Waiver/Reimbursement        Net
Year Ended 10/31/01           $  111,469          $72,457           $   39,012
Year Ended 10/31/02              137,638           26,260              111,378
Year Ended 10/31/03              395,653                0              395,653

International Equity Fund

Year Ended 10/31/01           $3,805,157          $23,486           $3,781,671
Year Ended 10/31/02            5,510,427                0            5,510,427
Year Ended 10/31/03           15,201,106                0           15,201,106

High Yield Bond Fund

Period Ended 10/31/03         $  140,478          $48,181           $   92,297


CO-ADMINISTRATOR

From November 15, 1999 through December 31, 2002, Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY") served as Co-Administrator for the Class A shares of both the Total Return Bond Fund and the International Equity Fund pursuant to separate Co-Administration Agreements. Under the Co-Administration Agreements, BJB-NY provided certain administrative and shareholder services for the Class A shares of those Funds. As Co-Administrator, BJB-NY received a fee calculated at an annual rate of 0.15% and 0.25%, respectively, of the average daily net assets of Class A shares of the Total Return Bond Fund and the International Equity Fund. The Co-Administration Agreements terminated on December 31, 2002.

For the last two fiscal years ended October 31, 2002 and October 31, 2003 the Total Return Bond and International Equity Funds paid the following amounts pursuant to the Co-Administration Agreements:

Total Return Bond Fund

Year Ended 10/31/02                            $40,125
Year Ended 10/31/03                             10,298

International Equity Fund

Year Ended 10/31/02                         $1,084,562
Year Ended 10/31/03                            283,219

ADMINISTRATOR AND CUSTODIAN

Pursuant to an Administration Agreement and a Custodian Agreement Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as Administrator and Custodian to the Funds.


For its services as custodian and for administrative, fund accounting and other services, each Fund pays IBT an annual fee based on the Fund's average daily net assets equal to 0.05% on the first $2 billion in assets, 0.04% on the next $1 billion in assets, 0.035% on the next $2 billion in net assets and 0.03% on assets over $5 billion. In addition, each Fund pays an annual fee of $7,500 for each share class in excess of one. Under the custodian agreement, IBT (a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (e) makes periodic reports to the Board of Trustees concerning the Funds' operations.


IBT is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the Board of Trustees. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds' portfolios of non-U.S. securities are held by sub-custodians which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed IBT and the Adviser to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.


For the last three fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003, the Total Return Bond Fund and International Equity Fund paid, and for the period from inception through October 31, 2003 the High Yield Bond Fund paid the following fees pursuant to the Administration Agreement and Custodian Agreement:

Total Return Bond Fund
                                         GROSS         OFFSET             NET
                                      ----------      --------        ----------
Year Ended 10/31/01                      $41,740      $  1,072        $   40,668
Year Ended 10/31/02                       43,821           335            43,486
Year Ended 10/31/03                       90,111           832            89,279

International Equity Fund

Year Ended 10/31/01                   $  877,021      $643,738        $  233,283
Year Ended 10/31/02                    1,225,601       618,594           607,007
Year Ended 10/31/03                    2,469,864       970,573         1,499,291

High Yield Bond Fund

Year Ended 10/31/03                     $78,952.        $2,337        $   76,615


DISTRIBUTOR

Unified Financial Securities, Inc. (the "Distributor") is a wholly-owned subsidiary of Unified Financial Services, Inc. The principal executive offices of the Distributor are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Trust may enter into distribution agreements or shareholder servicing agreements ("Agreements") with certain financial institutions (Servicing Organizations) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (Customers) who are beneficial owners of shares of the Funds.

A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service
Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the instruments of Service Organizations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a Distribution Plan and a Shareholder Services Plan (collectively, the "Plans"), pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A shares of the Fund. Because of the Plans, long-term Class A shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD.

Under the Distribution Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Distribution Plan and under the Shareholder Services Plan. The fee may be paid to Service Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Under the Shareholder Services Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Shareholder Services Plan and under the Distribution Plan. The fee may be paid to Service Organizations for providing certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Each Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Trust that have invested pursuant to such Plan. No Plan may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of a Plan must also be approved by the Trustees as provided in Rule 12b-1.

No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of either Plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under a Plan by the Trust.


The Total Return Bond Fund and International Equity Fund, for the fiscal year ended October 31, 2003, and the High Yield Bond Fund for the period since inception through October 31, 2003, paid distribution and shareholder servicing fees of $135,454, $2,605,869 and $34,893, respectively.


TRANSFER AGENT

Unified Fund Services, Inc. serves as the Trust's transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement, under which the Transfer Agent (a) issues and redeems shares of the Trust, (b) addresses and mails all communications by the Trust to record owners of Trust shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Board of Trustees concerning the Funds' operations.

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

PROXY VOTING PROCEDURES

The Funds have delegated proxy voting responsibilities to the Adviser subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds' and their shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained Institutional Shareholders Services ("ISS") to serve as its proxy service provider and intends to vote in accordance with ISS's recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Funds and the interests of the Adviser or its affiliates. A summary of ISS's Proxy Voting Guidelines is provided in Appendix B of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds' Adviser is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The Funds' Adviser will select specific portfolio investments and effect transactions for each Fund. The Adviser seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its advisory agreements with the Funds is not reduced by reason of its receiving any brokerage and research services.

Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which a Fund's Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Funds' Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


Any portfolio transaction for a Fund may be executed through the Distributor, or JBS, an affiliate of the Adviser, or any of their affiliates if, in its Adviser's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions. For the last three fiscal years ended October 31, 2001, October 31, 2002, and October 31, 2003 the Equity Fund paid total brokerage commissions of $2,476,234, $3,964,218 and $9,964,808, respectively. For the last three fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 the International Equity Fund paid $348,046, $203,228 and $854,799, respectively, in brokerage commissions to JBS and its affiliates representing 8.21%, 8.78% and 8.58% of the total brokerage commissions paid. The total amount of transactions on which brokerage commissions were paid by the International Equity Fund for the fiscal years ended October 31, 2001, October 31, 2002, October 31, 2003 were $979,542,091, $1,550,574,424, and $4,158,168,470, respectively, of which 6.2%,
12.69% and 8.22%, respectively, involved the payment of commissions effected through affiliated persons. For each of the last three fiscal years ended October 31, 2001, October 31, 2002, and October 31, 2003, the Total Return Bond Fund and the High Yield Bond Fund paid $0 in brokerage commissions. Significant differences in the amounts of brokerage commissions paid by the International Equity Fund during the most recent fiscal year and the commissions paid during the prior two fiscal years are attributable to the significant growth of assets during the most recent fiscal year may occur as a result of increases or decreases in the Funds' asset levels. The Funds may pay both commissions and spreads when effecting portfolio transactions.

As of October 31, 2003, the Funds owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

           FUND                       NAME                          AMOUNT
  Total Return Bond Fund       ABN - AMIO Bank NV                 $1,797,383
Interanational Equity Fund         UBS Warburg                    $9,208,991
                                    ING Group                     $35,373,933
   High Yield Bond Fund               None                           None


In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC.


The Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or private advisory account advised by the Adviser.


A Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund's interest.

                                  CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share  representing  interests in a Fund,  when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS


As of February 5, 2004, the entitles listed below owned more than 25% of the outstanding shares of the respective funds, and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Julius Baer Securities, Inc. is a wholly-owned subsidiary of Julius Baer Holdings, Ltd. Shareholders owning more than 10% or more of the outstanding shares of a Fund may be able to call meetings without the approval of other investors in the Funds.

NAME AND ADDRESS OF OWNER             NUMBER OF SHARES          PERCENT OF CLASS
-------------------------             ----------------          ----------------
TOTAL RETURN BOND FUND
Julius Baer Securities, Inc.*      3,289,219.2270 Class A            69.13%
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co, Inc.*          632,213.0580 Class I             48.65%
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Securities Inc.*        344,497.5830 Class I             26.51%
330 Madison Avenue
New York, NY 10017

INTERNATIONAL EQUITY FUND
Charles Schwab & Co.*              52,806,935.6410 Class A           57.96%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.*        29,888,514.8790 Class I           36.84%
101 Montgomery Street
San Francisco, CA 94104

HIGH YIELD BOND FUND
Julius Baer Securities Inc.*        2,195,144.3880 Class A           86.82%
330 Madison Avenue
New York, NY 10017

Julius Baer Securities Inc.*        4,265,938.0200 Class I           99.57%
330 Madison Avenue
New York, NY 10017

As of February 5, 2004 following individuals or entities were the record owners of, or were known by the Funds to beneficially own, more than 5% of the outstanding shares of the respective Funds:



TOTAL RETURN BOND FUND

NAME AND ADDRESS OF OWNER             NUMBER OF SHARES          PERCENT OF CLASS
-------------------------             ----------------          ----------------

Julius Baer Securities Inc.*        3,289,219.2270 Class A           69.13%
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co., Inc.*           601,233.0220 Class A           12.64%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.*           632,213.0580 Class I           48.65%
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Securities Inc.*          344,497.5830 Class I           26.51%
330 Madison Avenue
New York, NY 10017

NFSC*                                 119,981.9990 Class I            9.23%
One World Financial Center
200 Liberty Street
New York, NY 10281

Investors Bank & Trust Co., fbo        87,204.5360 Class I            6.71%
Bank Julius Baer & Co., Ltd.
  Employee 401K
(beneficial owner)*
P.O. Box 9130
Boston, MA 02117

NATC & Co.*                            75,460.4780 Class I             5.81%
10881 Lowell Avenue, Ste 100
Overland Park, KS 66210


INTERNATIONAL EQUITY FUND

NAME AND ADDRESS OF OWNER               NUMBER OF SHARES        PERCENT OF CLASS
-------------------------               ----------------        ----------------

Charles Schwab & Co., Inc.*         52,806,935.6410 Class A          57.96%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp*   15,125,648.7980 Class A          16.60%
200 Liberty Street
One World Financial Center
New York, NY 10281

Charles Schwab & Co., Inc.*         29,888,514.8790 Class I          36.84%
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Securities, Inc.         5,041,345.7660 Class I           6.21%
330 Madison Avenue
New York, NY 10017


HIGH YIELD BOND FUND

NAME AND ADDRESS OF OWNER               NUMBER OF SHARES        PERCENT OF CLASS
-------------------------               ----------------        ----------------

Julius Baer Securities Inc.*        2,195,144.3880 Class A           86.82%
330 Madison Avenue
New York, NY 10017

Julius Baer Securities Inc.*        4,265,938.0200 Class I           99.57%
330 Madison Avenue
New York, NY 10017

----------
o Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of February 5, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the Trust's total shares outstanding.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

PORTFOLIO VALUATION

The Prospectus discusses the time at which the net asset value of the Funds is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Funds in valuing their assets.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by WM/Reuters. If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.

In carrying out the Board's valuation policies, IBT, as each Fund's accounting agent, may use an independent pricing service retained by the Fund and approved by the Board of Trustees ("Pricing Service.") The procedures of the Pricing Service are reviewed periodically by the officers of a Fund under the general supervision and responsibility of the Board or the Valuation Committee, which may replace any such Pricing Service at any time.

Securities listed on a U.S. securities exchange (including securities traded through the National Market System) or on a foreign securities exchange will be valued on the basis of the last sales price prior to the time of determination of the NAV or, in the absence of sales, at the mean between the closing bid and asked prices. Equity securities reported on the NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale took place on such day, then such securities are valued at the mean between the bid and asked prices. Forward contracts are valued at the current cost of covering or offsetting the contracts. Securities that are traded over-the-counter (not including equity securities reported on NASDAQ) are valued at the mean between the bid and asked prices at the close of business on each day. If bid and asked quotations are not available, then over-the-counter securities are fair valued by the Valuation Committee using procedures approved by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days, unless this is determined by the Board not to represent fair value Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

IBT will obtain all market quotations used in valuing securities and other investments and currency exchange rates as described above from the approved Pricing Services. If no quotation can be obtained from a Pricing Service, then the Adviser will attempt to obtain a quotation from an alternative source following procedures approved by the Board. If the Adviser is unable to obtain a quotation from such an alternative source, or if the Adviser doubts the accuracy of any quotation, the security will be valued by the Valuation Committee.

All other securities and other assets of a Fund will be valued at their fair value as determined in good faith by the Board of Trustees or the Valuation Committee.


The closing prices of domestic or foreign securities may not reflect their market values at the time the Fund calculates its NAV if an event that will materially affect the value of those securities (a "Significant Event") has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the Fund's NAV calculation. The Adviser monitors developments in the marketplace for circumstances which may present a Significant Event. If the Adviser determines that a Significant Event has occurred, then the Valuation Committee will determine the fair value of the security following procedures approved by the board. Similarly, if trading in a security is halted during the trading day, and does not resume prior to the closing of the exchange or other market, the fair value of the security must be determined. Examples of Significant Events include: events that relate to a single issuer or to an entire market sector; significant fluctuations in domestic or foreign markets or other financial indicators; and occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.

The Board has delegated to the Valuation Committee the determination of the fair value of securities without readily ascertainable market values. The Board has adopted specific guidelines regarding the good faith valuation of securities and retains responsibility for the valuation methods adopted and applied. The Valuation Committee meets as necessary and is comprised of Mr. Matthews, certain officers of the Trust and various investment and accounting personnel appointed to the committee by the Board.

IN-KIND PURCHASES

Shares of the Funds are normally issued for cash only. The Adviser in its discretion may permit investors to purchase shares "in-kind" through a transfer of readily marketable securities to a Fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired: are consistent with the investment objectives and policies of the acquiring Fund; are acquired for investment purposes and not for resale; are not restricted as to transfer either by law or market liquidity; and can be readily valued (e.g., are listed on a recognized exchange).


LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (NYSE) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Funds may make payment wholly or partly in securities or other property. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

              ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE


Shares of one Fund may be exchanged for the same class of shares of another Fund. The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to all shareholders resident in any jurisdiction in which Fund shares being acquired may be legally sold. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Funds.

Shareholders may exchange their shares on the basis of relative net asset value at the time of exchange. No exchange fee is charged for this privilege, provided that the registration remains identical. However, a redemption fee of 2.00% of the amount exchanged will apply to shares of a Fund exchanged within 90 days of their date of purchase. Due to certain economies involved, each Fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and reasonably believed not to engage in market timing activities. Certain tax-advantaged retirement plans may also be subject to the waiver. Each Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment advisor concerning the availability of the redemption waiver before purchasing shares.

* MARKET TIMING

The Funds do not permit market timing. Each Fund may restrict or refuse purchase orders and exchanges by market timers identified by the Fund or its agents. Market timing is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets, in an orderly, long term manner, which in turn, may adversely impact the performance of a Fund.

     * The Funds attempt to identify investors who appear to engage in market timing and to take reasonable steps to deter such activity. Nevertheless, the Funds cannot always identify or reasonably detect market timing activity. The nature of the efforts undertaken and the resulting action by the Funds, depends, among other things, on the type of shareholder account. It is difficult for the Funds to detect market timing activity in omnibus accounts registered in the name of a financial intermediary or plan sponsor. If market timing is detected in an omnibus account, the Funds may request that the intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of market timing activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in market timing. To avoid these consequences, for retirement plans, the Funds generally will communicate with the intermediary or plan sponsor and request that the intermediary or plan sponsor take action to cause the market timing activity by that participant or participants to cease. If market timing activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of market timing involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage market timing (through the use of redemption fees, for example) cannot eliminate the possibility that market timing activity in the Funds will occur.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value; the proceeds are immediately invested, at the price as determined above, in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund has qualified, and intends to qualify each year, as a "regulated investment company" under the Code. Provided that a Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its investment company taxable income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its entire investment company taxable income and its entire net realized long-term and short-term capital gains are distributed to its shareholders.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by a Fund, in the event that it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.


If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.


Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.


Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                              INDEPENDENT AUDITORS

KPMG LLP 99 High Street, Boston, Massachusetts 02110, serves as independent auditors of the Trust and performs annual audits of the Funds' financial statements.

                                     COUNSEL

Paul, Weiss, Rifkind, Wharton & Garrison LLP serves as counsel for the Trust.

                              FINANCIAL STATEMENTS

The Financial Statements contained in the Trust's Annual Report to Shareholders for the year ended October 31, 2003, are incorporated by reference into this SAI. Copies of the Trust's 2003 Annual Report may be obtained by calling the Trust at the telephone number on the first page of the SAI.

                      APPENDIX A -- DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's Investors Service's Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

     A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC and C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions

     CI - Bonds rated "CI" are income bonds on which no interest is being paid.

     To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     The following summarizes the ratings used by Moody's for corporate bonds:

     Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

     Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

APPENDIX B
ISS PROXY VOTING
GUIDELINES
SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetingswithout a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

          o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

          o    Majority of independent directors on board

          o    All-independent key committees

          o    Committee chairpersons nominated by the independent directors

          o CEO performance reviewed annually by a committee of outside directors

          o    Established governance guidelines

          o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

          o Long-term financial performance of the target company relative to its industry; management's track record

          o    Background to the proxy contest

          o    Qualifications of director nominees (both slates)

          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES

AND VOTING RELATED ISSUES ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private
transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spinoff

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Canges in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).



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

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.



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

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder ealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.


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


MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns o Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)


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

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performancebased stock options (indexed, premium-priced, and performance-vested options), taking into account:

o    Whether the proposal mandates that ALL awards be performance-based

o Whether the proposal extends beyond executive awards to those of lower-ranking employees

o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits


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

 9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o    Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

o    Whether the company already limits price increases of its products

o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

o    The costs and feasibility of labeling and/or phasing out

o The nature of the company's business and the proportion of it affected by the proposal

o The proportion of company sales in markets requiring labeling or GMO-free products

o    The extent that peer companies label or have eliminated GMOs

o Competitive benefits, such as expected increases in consumer demand for the company's products

o The risks of misleading consumers without federally mandated, standardized labeling

o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o    The extent that peer companies have eliminated GMOs

o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.


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

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o    Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o    The risk of any health-related liabilities.

Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o    Whether the company has gone as far as peers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o    The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

o    The percentage of the company's business affected

o    The feasibility of a spinoff

o    Potential future liabilities related to the company's tobacco business.


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

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o    Whether there are publicly available environmental impact reports;

o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

o    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

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

o    The company's level of disclosure lags that of its competitors, or

o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o    The nature of the company's business and the percentage affected


o    The extent that peer companies are recycling

o    The timetable prescribed by the proposal

o    The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

o    The nature of the company's business and the percentage affected

o The extent that peer companies are switching from fossil fuels to cleaner sources

o    The timetable and specific action prescribed by the proposal

o The costs of implementation o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o    The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o    The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o    Independence of the compensation committee

o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o    The nature and amount of company business in that country

o    The company's workplace code of conduct

o    Proprietary and confidential information involved

o    Company compliance with U.S. regulations on investing in the country

o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o    Agreements with foreign suppliers to meet certain workplace standards

o    Whether company and vendor facilities are monitored and how

o    Company participation in fair labor organizations

o    Type of business
o    Proportion of business conducted overseas
o    Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o    Peer company standards and practices

o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o    The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o    Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o    The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

o    The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o    The level of the company's investment in Northern Ireland

o    The number of company employees in Northern Ireland

o    The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o    Whether the company has in the past manufactured landmine components

o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o    What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o    The percentage of revenue derived from cluster bomb manufacture

o    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.


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

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o    The information is already publicly available or

o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o    The degree of board diversity

o    Comparison with peer companies

o    Established process for improving board diversity

o    Existence of independent nominating committee

o    Use of outside search firm

o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o    The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

o    The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

o Whether the company's EEO policy is already in compliance with federal, state and local laws


o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

o    The industry norm for including sexual orientation in EEO statements

o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.


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

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Masures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment

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

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks
     o    Share price performance compared to peers
     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o    The fund's target investments

     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.



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NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Strategies employed to salvage the company

     o    The fund's past performance

     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

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CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


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SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.



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